                                                                   EXHIBIT 10.76



================================================================================

                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                       AND

                UNITED STATES TRUST COMPANY OF NEW YORK, Trustee

                                    Indenture

                           Dated as of March 28, 2001



                                 $1,500,000,000

                        8.25% Senior Reset Notes Due 2008




================================================================================


                                TABLE OF CONTENTS

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


                                                                                                               Page

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ARTICLE I

     DEFINITIONS

         Section 1.01 Certain Terms Defined.......................................................................13

         Section 1.02 Participation Agreement Definitions.........................................................49

         Section 1.03 Other Definitions...........................................................................50

ARTICLE II

     ISSUE, EXECUTION, FORM AND REGISTRATION OF NOTES

         Section 2.01 Authentication and Delivery of Notes........................................................51

         Section 2.02 Execution of Notes..........................................................................51

         Section 2.03 Certificate of Authentication...............................................................51

         Section 2.04 Form, Denomination and Date of Notes; Payments of Interest..................................51

         Section 2.05 Restricted Legend...........................................................................52

         Section 2.06 Restrictions on Transfers and Exchange......................................................53

         Section 2.07 Registration, Transfer and Exchange.........................................................53

         Section 2.08 Book-Entry Provisions for Global Notes......................................................55

         Section 2.09 Mutilated, Defaced, Destroyed, Lost and Stolen Notes........................................56

         Section 2.10 Cancellation of Notes.......................................................................57

         Section 2.11 Temporary Notes.............................................................................57

         Section 2.12 CUSIP Numbers...............................................................................58

ARTICLE III

     COVENANTS OF THE COMPANY AND THE TRUSTEE

         Section 3.01 Payment of Principal and Interest...........................................................58

         Section 3.02 Offices for Payments, etc...................................................................58

         Section 3.03 Appointment to Fill a Vacancy in Office of Trustee..........................................59

         Section 3.04 Paying Agents...............................................................................59

         Section 3.05 Certificates to Trustee.....................................................................60

         Section 3.06 Noteholders' Lists..........................................................................61

         Section 3.07 Reports by the Trustee......................................................................61

         Section 3.08 Limitation on Consolidated Debt.............................................................61

         Section 3.09 Limitation on Debt of Restricted Subsidiaries...............................................68

         Section 3.10 Limitation on Issuances of Guarantees by, and Debt Securities of,
                  Domestic Restricted Subsidiaries................................................................70
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         Section 3.11 Limitation on Restricted Payments...........................................................71

         Section 3.12 Limitation on Dividend and Other Payment Restrictions Affecting
                  Restricted Subsidiaries.........................................................................76

         Section 3.13 Limitation on Liens.........................................................................78

         Section 3.14 Limitation on Sale and Leaseback Transactions...............................................81

         Section 3.15 Limitation on Asset Dispositions............................................................81

         Section 3.16 Limitation on Issuances and Sales of Capital Stock of Restricted
                  Subsidiaries....................................................................................83

         Section 3.17 Limitation on Transactions with Affiliates..................................................84

         Section 3.18 Repurchase of Notes Upon Change of Control Triggering Event.................................87

         Section 3.19 Reports.....................................................................................88

         Section 3.20 Limitation on Designations of Unrestricted Subsidiaries.....................................89

         Section 3.21 Existence...................................................................................91

         Section 3.22 Payment of Taxes and Other Claims...........................................................91

         Section 3.23 Maintenance of Properties and Insurance.....................................................92

         Section 3.24 Waiver of Stay, Extension or Usury Laws.....................................................92

         Section 3.25 Use of Proceeds.............................................................................92

         Section 3.26 Refinancing of Notes........................................................................92

ARTICLE IV

     REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT; RESET EVENTS

         Section 4.01 Events of Default...........................................................................93

         Section 4.02 Reset Events................................................................................94

         Section 4.03 Acceleration................................................................................95

         Section 4.04 Other Remedies..............................................................................96

         Section 4.05 Waiver of Past Defaults.....................................................................96

         Section 4.06 Control by Majority.........................................................................96

         Section 4.07 Limitation on Suits.........................................................................97

         Section 4.08 Rights of Holders to Receive Payment........................................................97

         Section 4.09 Collection Suit by Trustee..................................................................97

         Section 4.10 Trustee May File Proofs of Claim............................................................98

         Section 4.11 Priorities..................................................................................98

         Section 4.12 Undertaking for Costs.......................................................................99

ARTICLE V

     CONCERNING THE TRUSTEE

         Section 5.01 Duties and Responsibilities of the Trustee; During Default; Prior to
                  Default.........................................................................................99
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         Section 5.02 Certain Rights of the Trustee..............................................................100

         Section 5.03 Trustee Not Responsible for Recitals, Disposition of Notes or Application
                  of Proceeds Thereof............................................................................101

         Section 5.04 Trustee and Agents May Hold Notes; Collections, etc........................................102

         Section 5.05 Moneys Held by Trustee.....................................................................102

         Section 5.06 Notice of Default..........................................................................102

         Section 5.07 Notice of Reset Event......................................................................102

         Section 5.08 Compensation and Indemnification of Trustee and Its Prior Claim............................102

         Section 5.09 Right of Trustee to Rely on Officers' Certificate, etc.....................................103

         Section 5.10 Persons Eligible for Appointment as Trustee................................................103

         Section 5.11 Resignation and Removal; Appointment of Successor Trustee..................................104

         Section 5.12 Acceptance of Appointment by Successor Trustee.............................................105

         Section 5.13 Merger, Conversion, Consolidation or Succession to Business of Trustee.....................106

         Section 5.14 Preferential Collection of Claims..........................................................106

ARTICLE VI

     CONCERNING THE HOLDERS

         Section 6.01 Evidence of Action Taken by Holders........................................................107

         Section 6.02 Proof of Execution of Instruments and of Holding of Notes; Record Date.....................107

         Section 6.03 Notes Owned by Company Deemed Not Outstanding..............................................107

         Section 6.04 Right of Revocation of Action Taken........................................................108

ARTICLE VII

     SUPPLEMENTAL INDENTURES

         Section 7.01 Supplemental Indentures Without Consent of Holders.........................................108

         Section 7.02 Supplemental Indentures With Consent of Holders............................................109


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

         Section 7.03 Effect of Supplemental Indenture...........................................................111

         Section 7.04 Documents to Be Given to Trustee; Compliance with TIA......................................111

         Section 7.05 Notation on Notes in Respect of Supplemental Indentures....................................111

ARTICLE VIII

     CONSOLIDATION, MERGER OR SALE OF ASSETS

         Section 8.01 Consolidation, Merger or Sale of Assets....................................................112

         Section 8.02 Successor Corporation Substituted..........................................................113

         Section 8.03 Opinion of Counsel to Trustee..............................................................113

ARTICLE IX

     REDEMPTION OF NOTES

         Section 9.01 Right of Optional Redemption; Prices.......................................................113

         Section 9.02 Notice of Redemption; Partial Redemptions..................................................114

         Section 9.03 Payment of Notes Called for Redemption.....................................................115

         Section 9.04 Exclusion of Certain Notes from Eligibility for Selection for Redemption...................115

         Section 9.05 Special Redemption Notice to the Issuer and Indenture Trustee Under Senior
                  Indenture......................................................................................115

ARTICLE X

     DEFEASANCE AND COVENANT DEFEASANCE

         Section 10.01 Company's Option to Effect Defeasance or Covenant Defeasance..............................116

         Section 10.02 Legal Defeasance and Discharge............................................................116

         Section 10.03 Covenant Defeasance.......................................................................116

         Section 10.04 Conditions to Legal or Covenant Defeasance................................................117

         Section 10.05 Deposited Money and Government Securities to Be Held in Trust; Other
                  Miscellaneous Provisions.......................................................................118

         Section 10.06 Repayment to Company......................................................................119

         Section 10.07 Reinstatement.............................................................................119

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ARTICLE XI

     MISCELLANEOUS PROVISIONS

         Section 11.01 Incorporators, Stockholders, Officers, Directors, Employees and
                  Controlling Persons of Company Exempt from Individual Liability................................120

         Section 11.02 Provisions of Indenture for the Sole Benefit of Parties and Holders.......................120

         Section 11.03 Successors and Assigns of Company Bound by Indenture......................................120

         Section 11.04 Notices and Demands on Company, Trustee and Holders.......................................120

         Section 11.05 Officers' Certificates and Opinions of Counsel; Statements to Be
                   Contained Therein.............................................................................121

         Section 11.06 Payments Due on Saturdays, Sundays and Holidays...........................................122

         Section 11.07 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939...................122

         Section 11.08 New York Law to Govern....................................................................122

         Section 11.09 Counterparts..............................................................................122

         Section 11.10 Effect of Headings........................................................................122


                                      -v-
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         INDENTURE, dated as of March 28, 2001 between Williams Communications
Group, Inc., a Delaware corporation (the "COMPANY"), and United States Trust Company of New York, a New York banking corporation duly organized and existing under the law of the State of New York (the "TRUSTEE"),

                                   WITNESSETH:

         WHEREAS, the Company has duly authorized the issuance of up to $1,500,000,000 aggregate principal amount of its 8.25% Senior Reset Notes Due 2008 (the "NOTES") and, to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture;

         WHEREAS, the Company, Williams, WCL, the Issuer, the Co-Issuer, the Share Trust, United States Trust Company of New York and Wilmington Trust Company are parties to the Participation Agreement dated as of March 22, 2001 (the "PARTICIPATION AGREEMENT") pursuant to which the parties thereto agree to certain actions in furtherance of, and contemplated by, the Transaction Documents; and

         WHEREAS, the Notes and the Trustee's certificate of authentication shall be in substantially the following form:

                             [FORM OF FACE OF NOTE]

No.                                          $
   ---------------------                      ----------------------
[CUSIP No.]                      [as revised by the Schedule attached hereto](1)


                       Williams Communications Group, Inc.

                     [8.25](2)% Senior Reset Note Due 2008


         Williams Communications Group, Inc., a Delaware corporation (the "COMPANY"), for value received hereby promises to pay to [____________] or registered assigns the principal sum of [____________] Dollars [, as revised by the Schedule attached hereto,](3) at the Company's office or agency for said purpose in The City of New York, on March 31, 2008 (the "NOTE



--------

(1)   Include only for Global Notes.

(2) Following the Reset Sale Date, insert the applicable Reset Rate (unless otherwise provided herein).

(3)   Include only for Global Notes.

MATURITY DATE"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually in arrears on the Business Day preceding March 15 and September 15 (each an "INTEREST PAYMENT DATE") of each year, commencing with the first Business Day preceding September 15, 2001, on said principal sum in like coin or currency initially at the rate of 8.25% per annum until the Reset Sale Date (the occurrence of which will be notified to the Trustee by the Indenture Trustee), and thereafter at the applicable Reset Rate at said office or agency from the most recent Interest Payment Date to which interest on the Notes has been paid or duly provided for, unless the date hereof is a date to which interest on the Notes has been paid or duly provided for, in which case from the date of this Note, or, if no interest on the Notes has been paid or duly provided for, from March 28, 2001. Upon the occurrence of an Issuer Only Payment Default, the interest rate on the Notes shall not change upon a sale of the Notes (in accordance with the Senior Indenture); provided, that in such event upon the occurrence of the Interest Rate Reset Date the Notes shall thereafter bear interest at a rate equal to the Interest Rate Reset Cap. Notwithstanding the foregoing, if the date hereof is after the Business Day prior to each March 1 or September 1 (each a "REGULAR RECORD DATE"), as the case may be, and before the immediately following Interest Payment Date, this Note shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the payment of interest due on such Interest Payment Date then this Note shall bear interest from the next preceding Interest Payment Date to which interest on the Notes has been paid or duly provided for. The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date preceding such Interest Payment Date whether or not such day is a Business Day; provided that interest may be paid, at the option of the Company, by mailing a check therefor payable to the registered Holder entitled thereto at such Holder's last address as it appears on the Note register or by wire transfer, in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such Holder prior to the relevant Regular Record Date and shall have appropriate facilities for such purpose, or in accordance with the standard operating procedures of the Depositary (as defined in the Indenture).

         [The Issuer, as the initial holder of the Note, is entitled to the benefits of the WCG Note Reset Remarketing Agreement.](4)

         Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.


--------

(4)   Include only for Notes that are held by the Issuer.

         This Note shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     WILLIAMS COMMUNICATIONS GROUP, INC.

                                     By:
                                         --------------------------------------
                                     Name:
                                     Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         Dated:_______________



         This is one of the Notes described in the within-mentioned Indenture.



                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

                                        By:
                                           -------------------------------------
                                        Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

                       Williams Communications Group, Inc.

                        8.25% Senior Reset Note Due 2008

         This Note is one of a duly authorized issue of debt securities of the Company, limited to the aggregate principal amount of $1,500,000,000, issued or to be issued pursuant to an indenture dated as of March 28, 2001 (the "INDENTURE"), duly executed and delivered by the Company to United States Trust Company of New York, as Trustee (herein called the "TRUSTEE"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Notes and for the definition of certain capitalized terms used herein.

         This Note will bear interest initially at the rate of 8.25% per annum until the Reset Sale Date, and at the applicable Reset Rate thereafter until paid in full. Upon the occurrence of an Issuer Only Payment Default, the interest rate on the Notes shall not change upon a sale of the Notes (in accordance with the Senior Indenture); provided, that in such event upon the occurrence of the Interest Rate Reset Date the Notes shall thereafter bear interest at a rate equal to the Interest Rate Reset Cap. The Company will pay interest on overdue principal of, premium, if any, and to the extent lawful, interest on overdue installments of interest, initially at the rate of 10.25% per annum until the Reset Sale Date, and at a rate per annum equal to the applicable Reset Rate plus 200 basis points thereafter, in each case based on a 360-day year consisting of twelve 30-day months.

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal of all the Notes may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then outstanding and that, prior to any such declaration, such Holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest on any of the Notes or in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the holder of each outstanding Note affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Note which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Note or such other Notes.

         The Indenture permits the Company and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to enter into one or more indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Holders; provided that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note: (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon that would be due and payable upon the Stated Maturity thereof, or change the place of payment where, or the coin or currency in which, any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; (2) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is necessary for any such supplemental indenture or required for any waiver of compliance with certain provisions of the Indenture or certain Defaults thereunder; (3) except as otherwise required by Section 5.08 of the Indenture, subordinate in right of payment, or otherwise subordinate, the Notes to any other Debt; (4) except as otherwise required by the Indenture, release any security interest that may have been granted in favor of the Holders of the Notes; (5) reduce the premium payable upon the redemption of any Note nor change the time at which any Note may be redeemed, as described in the Indenture; (6) reduce the premium payable upon a Change of Control Triggering Event; (7) make any change in any Domestic Restricted Subsidiary Guarantee that would adversely affect the Holders of the Notes; or (8) modify any provision of this paragraph (except to increase any percentage set forth herein).

         Notwithstanding the foregoing, without the consent of any Holder of Notes, the Company and the Trustee may, at any time and from time to time, without notice to or consent of any Holders of Notes, enter into one or more indentures supplemental to the Indenture: (1) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company in the Indenture and the Notes; (2) to add to the covenants of the Company, for the benefit of the Holders, or to surrender any right or power conferred upon the Company by the Indenture; (3) to add any additional Events of Default; (4) to provide for uncertificated Notes in addition to or in place of certificated Notes; (5) to evidence and provide for the acceptance of appointment under the Indenture of a successor trustee; (6) to secure the Notes; (7) to comply with the Trust Indenture Act of 1939; (8) to add additional Guarantees with respect to the Notes or to release Guarantors from Domestic Restricted Subsidiary Guarantees as provided by the terms of the Indenture; or (9) to cure any ambiguity in the Indenture, to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provision with respect to matters or questions arising under the Indenture; provided such actions shall not adversely affect the interests of the Holders in any material respect.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, times, and rate, and in the currency, herein prescribed.

         The Notes are issuable only as registered Notes without coupons in denominations of $1,000 and any multiple of $1,000.

         At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Company, a new Note or Notes of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other similar governmental charge that may be imposed in connection therewith.

         The Company may redeem all or part of the Notes at any time upon not less than 30 nor more than 60 days' notice at the applicable Make-Whole Price.

         Subject to payment by the Company of a sum sufficient to pay the amount due on redemption, interest on this Note (or portion hereof if this Note is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Note (or portion hereof if this Note is redeemed in part).

         Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), any Holder of Notes will have the right to cause the Company to purchase the Notes of such Holder, in whole or in part in integral multiples of aggregate principal amount of $1,000, at a purchase price in cash equal to the Change of Control Triggering Event Purchase Price, as provided in, and subject to, the terms of the Indenture.

         The Company, the Trustee, and any authorized agent of the Company or the Trustee, may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based thereon, or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or in any of the Notes or because of the creation of any Debt (as defined in the Indenture) represented thereby, against any incorporator, shareholder, officer, director, employee or controlling person of the Company or of any successor Person thereof, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The Indenture is hereby incorporated by the reference and to the extent of any variance between the provisions hereof and the Indenture, the Indenture shall control.

         This Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.


--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee


--------------------------------------------------------------------------------

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.



Date:
     ---------------                        ------------------------------------

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            within-mentioned instrument in every
                                            particular, without alteration or
                                            any change whatsoever.



[In connection with any transfer of this Note, the undersigned confirms that such Note is being:

CHECK ONE BOX BELOW

         (1)      [ ]      exchanged for the undersigned's own account without
                           transfer; or

         (2)      [ ]      transferred pursuant to and in compliance with Rule
                           144A under the Securities Act of 1933; or

         (3)      [ ]      transferred pursuant to and in compliance with
                           Regulation S under the Securities Act of 1933; or

         (4)      [ ]      transferred to an institutional "accredited investor"
                           within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Note for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or

         (5)      [ ]      transferred pursuant to another available exemption
                           from the registration requirements of the Securities
                           Act of 1933; or

         (6)      [ ]      transferred pursuant to an effective Registration
                           Statement; or

         (7)      [ ]      transferred to the Company.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Note such legal opinions, certifications and other information as the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box 2 is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box 4 is checked, the transferee must also provide a representation letter in form and substance reasonably satisfactory to the Trustee.

Date:
      ------------------

                                          -------------------------------------
                                          Seller

                                          By
                                            -----------------------------------

                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          within-mentioned instrument in every
                                          particular, without alteration or any
                                          change whatsoever.]5

----------

(5)   To be included on all certificates bearing the Restricted Legend.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Note purchased by the Company pursuant to
Section 3.15 or Section 3.18 of the Indenture, check the Box: [ ]

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 3.15 or Section 3.18 of the Indenture, state the amount (in
principal amount): $              .
                    --------------

Date:
     ---------------

Your Signature:
               --------------------------------

                      (Sign exactly as your name appears on
                          the other side of this Note)

                        SCHEDULE OF EXCHANGES OF NOTES(6)

The following exchanges of a part of this Global Note for Certificated Notes or a part of another Global Note have been made:


                                                    AMOUNT OF
                           AMOUNT OF                INCREASE IN          PRINCIPAL AMOUNT OF
                         DECREASE IN             PRINCIPAL AMOUNT         THIS GLOBAL NOTE           SIGNATURE OF
                      PRINCIPAL AMOUNT OF         OF THIS GLOBAL           FOLLOWING SUCH         AUTHORIZED OFFICER
DATE OF EXCHANGE        THIS GLOBAL NOTE               NOTE            DECREASE (OR INCREASE)         OF TRUSTEE
------------------   -----------------------    -------------------    -----------------------    --------------------



----------

(6) For Global Notes.

         AND WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as in the Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (whether or not such is indicated herein). The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

                  "ACCRETED VALUE" of any Debt issued at a price less than the principal amount at stated maturity, means, as of any date of determination, an amount equal to the sum of (a) the issue price of such Debt, as determined in accordance with Section 1273 of the Code or any successor provisions, plus (b) the aggregate of the portions of the original issue discount (the excess of the amounts considered as part of the "stated redemption price" of such Debt within the meaning of Section 1273(a)(2) of the Code or any successor provisions, whether denominated as principal or interest, over the issue price of such Debt) that shall until that time have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of such Debt to the date of determination, minus all amounts until that time paid in respect of such Debt, which amounts are considered as part of the "stated redemption price" of such Debt within the meaning of Section 1273(a)(2) of the Code or any successor provisions (whether such amounts paid were denominated principal or interest).

                  "ACQUIRED DEBT" means, with respect to any specified Person,

                  o Debt of any other Person existing at the time such Person merges with or into or consolidates with or becomes a Subsidiary of such specified Person and

                  o Debt secured by a Lien encumbering any Property acquired by such specified Person,

which Debt was not incurred in connection with, or in anticipation of, such merger, consolidation or acquisition or such Person becoming a Subsidiary of such specified Person.

                  "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the covenants described in Section 3.15 and Section 3.17 and the definition of "Telecommunications Assets" only, "Affiliate" shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock on a fully diluted basis of the Company or of rights or warrants to purchase such Voting Stock, whether or not currently exercisable, and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "AGENT MEMBER" means a member of, or a participant in, the Depositary.

                  "APPLICABLE NOTES" means the 2000 Notes or the Notes, if such Notes are then rated by the Rating Agencies, or any other series of senior unsecured indebtedness of the Company that is then rated by the Rating Agencies if the 2000 Notes and the Notes are not then rated by the Rating Agencies.

                  "APPLICABLE RATING" means the applicable rating assigned by each of the Rating Agencies to the Applicable Notes.

                  "ASSET DISPOSITION" means any transfer, conveyance, sale, lease, issuance or other disposition by the Company or any Restricted Subsidiary in one or more related transactions (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary of the Company, but excluding a disposition by a Restricted Subsidiary to the Company or a Restricted Subsidiary or by the Company to a Restricted Subsidiary) of:

                                    (1) shares of Capital Stock or other
                  ownership interests of a Restricted Subsidiary (other than as permitted by clause (5), (6), (7) or (9) of the covenant described in
                  Section 3.16 and other than any transaction in which the Company or such Restricted Subsidiary receives therefor one or more properties with a Fair Market Value equal to the Fair Market Value of the Capital Stock issued, sold or disposed of by the Company or the Restricted Subsidiary);

                                    (2) real property;

                                    (3) all or substantially all of the assets
                  of the Company or any Restricted Subsidiary representing a division or line of business; or

                                    (4) other Property of the Company or any
                  Restricted Subsidiary outside of the ordinary course of business, excluding

                  o any transfer, conveyance, sale, lease or disposition of Property by the Company or any Restricted Subsidiary for which the Company or any Restricted Subsidiary receives capacity and

                  o any transfer, conveyance, sale, lease or other disposition of equipment that in the good faith judgment of the Company is obsolete, damaged, worn out or no longer used by or useful to the Company;

provided, in each case, that the aggregate consideration for such transfer, conveyance, sale, lease or other disposition is equal to $5 million or more in any 12-month period.

         The following shall not be Asset Dispositions:

                                    (1) Permitted Telecommunications Asset
                  Dispositions that comply with clause (1) of the first paragraph in Section 3.15;

                                    (2) when used with respect to the Company,
                  any Asset Disposition permitted pursuant to Article Eight which constitutes a disposition of all or substantially all of the assets of the Company and the Restricted Subsidiaries taken as a whole;

                                    (3) Receivables sales constituting Debt
                  under Qualified Receivable Facilities permitted to be Incurred pursuant to Section 3.08;

                                    (4) sales, leases, conveyances, transfers or
                  other dispositions to the Company or to a Restricted Subsidiary or to any other Person if, after giving effect to such sale, lease, conveyance, transfer or other disposition, such other Person becomes a Restricted Subsidiary; and

                                    (5) any disposition that results in a
                  Permitted Investment (other than pursuant to clause (f) or (i) of the definition of "Permitted Investment") or a Restricted Payment permitted by Section 3.11.

                  "ATTRIBUTABLE VALUE" means, as to any particular lease under which any Person is at the time liable other than a Capital Lease Obligation, and at any date as of which the amount owed under such lease is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term of such lease, including any period for which such lease has been extended, as determined in accordance with GAAP, discounted from the last date of such remaining term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with GAAP. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the lesser of the amount of such penalty (in which case no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the rent which would otherwise be required to be paid if such lease is not so terminated. "ATTRIBUTABLE VALUE" means, as to a Capital Lease Obligation, the principal amount of such Capital Lease Obligation.

                  "BOARD OF DIRECTORS" means, with respect to any Person, the Board of Directors (or similar governing body) of such person or any committee of the Board of Directors (or similar governing body) of such Person authorized, with respect to any particular matter, to exercise the power of the Board of Directors (or similar governing body) of such Person.

                  "BOARD RESOLUTION" means a copy of a resolution, certified by the Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BUSINESS DAY" means any day of the year except Saturday, Sunday and any day on which commercial banking institutions are authorized or obligated by law, regulation or executive order to close in New York, New York, Wilmington, Delaware or Tulsa, Oklahoma.

                  "CAPITAL LEASE OBLIGATION" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) Property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with GAAP (a "CAPITAL LEASE"). The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

                  "CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

                  "CASH EQUIVALENTS" means:

                                    (1) Government Securities maturing, or
                  subject to tender at the option of the holder thereof, within two years after the date of acquisition thereof;

                                    (2) time deposits and certificates of
                  deposit of any commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the law of any other country that is a member of the Organization for Economic Cooperation and Development having total assets in excess of $500 million, or its foreign currency equivalent at the time, with a maturity date not more than one year from the date of acquisition;

                                    (3) repurchase obligations with a term of
                  not more than 30 days for underlying securities of the types described in clause (1) above entered into with

                  o any bank meeting the qualifications specified in clause (2) above, or

                  o any primary government securities dealer reporting to the Market Reports Division of the Federal Reserve Bank of New York;

                                    (4) direct obligations issued by any state
                  of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing, or subject to tender at the option of the holder of such obligation, within one year after the date of acquisition thereof; provided that, at the time of acquisition, the long-term debt of such state, political subdivision or public instrumentality has a rating of A or higher from S&P or A-2 or higher from Moody's, or, if at any time neither S&P nor Moody's shall be rating such obligations, then an equivalent rating from another nationally recognized rating service;

                                    (5) commercial paper issued by the parent
                  corporation of any commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development having total assets in excess of $500 million or its foreign currency equivalent at the time, and money market instruments and commercial paper issued by others having one of the three highest ratings obtainable from either S&P or Moody's, or, if at any time neither S&P nor Moody's shall be rating such obligations, then from another nationally recognized rating service, and in each case maturing within one year after the date of acquisition;

                                    (6) overnight bank deposits and bankers'
                  acceptances at any commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development having total assets in excess of $500 million or its foreign currency equivalent at the time;

                                    (7) deposits available for withdrawal on
                  demand with a commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development having total assets in excess of $500 million or its foreign currency equivalent at the time; and

                                    (8) investments in money market funds
                  substantially all of whose assets comprise securities of the types described in clauses (1) through (7).

                  "CERTIFICATED NOTE" means a Note issued in the form of a permanent certificated note in registered form without interest coupons in substantially the form herein above recited.

                  "CHANGE OF CONTROL" has the meaning set forth in Section 3.18.

                  "CHANGE OF CONTROL TRIGGERING EVENT" has the meaning set forth in Section 3.18.

                  "CHANGE OF CONTROL TRIGGERING EVENT PURCHASE PRICE" means:

                  o prior to the Reset Sale Date, for each Note, an amount equal to the sum of:

                                    (1) accrued and unpaid interest on such Note
                  to the date of purchase; plus

                                    (2) the greater of: (a) 100% of the
                  outstanding principal amount of such Note and (b) the sum of the present values of the remaining scheduled payments of principal thereof and interest which is scheduled to be payable thereon through the Issuer Maturity Date (without duplication of interest included in clause (1)) discounted to the date of purchase on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points.

                  o        on and after the Reset Sale Date:

                                    (1) for each Note (or portion thereof) sold
                  in the Reset Sale, an amount equal to the sum of (a) accrued and unpaid interest on such Note (or portion thereof) to the date of purchase, plus (b) 101% of the outstanding principal amount of such Note (or portion thereof) on the date of purchase.

                                    (2) for each Note (or portion thereof) not
                  sold in the Reset Sale: (a) until the Issuer Maturity Date, an amount equal to the sum of (i) accrued and unpaid interest on such Note (or portion thereof) to the date of purchase plus
                  (ii) the greater of: (x) 100% of the outstanding principal amount of such Note (or portion thereof) and (y) the sum of the present values of the remaining scheduled payments of principal thereof and interest which is scheduled to be payable thereon through the Issuer Maturity Date (without duplication of interest included in clause (i)) discounted to the date of purchase on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; and (b) thereafter, an amount equal to the sum of (i) accrued and unpaid interest on such Note (or portion thereof) to the date of purchase plus (ii) 101% of the outstanding principal amount of such Note (or portion thereof) on the date of purchase.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes as measured from the date of determination to the Note Maturity Date or the Issuer Maturity Date, as the case may be, that would be utilized in pricing new issues of corporate debt securities of comparable term, at the time of selection and in accordance with customary financial practice.

                  "COMPARABLE TREASURY PRICE" means, with respect to any redemption date or purchase date, (i) the average of the applicable Reference Treasury Dealer Quotations for such redemption date or purchase date, after excluding the highest and lowest such applicable Reference Treasury Dealer Quotations, or (ii) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations.

                  "CONSOLIDATED CAPITAL RATIO" means as of the date of determination the ratio of (1) the aggregate amount of Debt of the Company and its Restricted Subsidiaries on a consolidated basis as at the date of determination to (2) the sum of:

                           (a) the Company's capital in excess of par value on
October 6, 1999 determined on a consolidated basis in accordance with GAAP;

                           (b) the aggregate Net Proceeds to the Company from
the issuance or sale of any Capital Stock, including Preferred Stock, of the Company other than Disqualified Stock subsequent to October 6, 1999; and

                           (c) the aggregate Net Proceeds from the issuance or
sale of Debt of the Company or any Restricted Subsidiary subsequent to October 6, 1999 convertible or exchange-able into Capital Stock of the Company other than Disqualified Stock, in each case upon conversion or exchange thereof into Capital Stock of the Company subsequent to October 6, 1999;

provided, however, that, for purposes of calculation of the Consolidated Capital Ratio, the Net Proceeds from the issuance or sale of Capital Stock or Debt described in clause (b) or (c) above shall not be included to the extent

                  o such proceeds have been utilized to make a Permitted Investment under clause (i) of the definition thereof or a Restricted Payment, or

                  o such Capital Stock or Debt shall have been issued or sold to the Company, a Subsidiary of the Company or a Plan.

                  "CONSOLIDATED CASH FLOW AVAILABLE FOR FIXED CHARGES" for any period means the Consolidated Net Income of the Company and its Restricted Subsidiaries for such period increased by the sum of, to the extent reducing Consolidated Net Income for such period;

                                    (1) Consolidated Interest Expense of the
                  Company and its Restricted Subsidiaries for such period; plus

                                    (2) Consolidated Income Tax Expense of the
                  Company and its Restricted Subsidiaries for such period; plus

                                    (3) consolidated depreciation and
                  amortization expense and any other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period) for such period; plus

                                    (4) any penalty paid in such period in
                  connection with redeeming or retiring any Debt prior to its stated maturity; plus

                                    (5) any change in Deferred Revenue during
                  such period;

provided, however, that there shall be excluded therefrom the Consolidated Cash Flow Available for Fixed Charges, if positive, of any Restricted Subsidiary (calculated separately for such Restricted Subsidiary in the same manner as provided above for the Company) that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restrictions.

                  "CONSOLIDATED INCOME TAX EXPENSE" for any period means the aggregate amounts of the provisions for income taxes of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" for any period means the interest expense included in a consolidated income statement, excluding interest income, of the Company and its Restricted Subsidiaries for such period in accordance with GAAP, including without limitation or duplication (or, to the extent not so included, with the addition of (but in no event adding any amount that would be eliminated in consolidation in accordance with GAAP)):

                                    (1) the amortization of Debt discounts and
                  issuance costs, including commitment fees;

                                    (2) any payments or fees with respect to
                  letters of credit, bankers' acceptances or similar facilities;

                                    (3) net costs with respect to interest rate
                  swap or similar agreements or foreign currency hedge, exchange or similar agreements, including fees;

                                    (4) Preferred Stock Dividends other than
                  dividends paid in shares of Preferred Stock that is not Disqualified Stock declared and paid or payable;

                                    (5) accrued Disqualified Stock Dividends,
                  whether or not declared or paid;

                                    (6) interest on Debt guaranteed by the
                  Company and its Restricted Subsidiaries;

                                    (7) the portion of any Capital Lease
                  Obligation or Sale and Leaseback Transaction paid during such period that is allocable to interest expense in accordance with GAAP; and

                                    (8) the cash contributions to any Plan to
                  the extent such contributions are used by such Plan to pay interest or fees to any Person, other than the Company or a Restricted Subsidiary, in connection with Debt Incurred by such Plan.

                  "CONSOLIDATED NET INCOME" for any period means the net income (or loss) of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (or loss):

                           (a) for purposes of Section 3.11 only, the net income
(or loss) of any Person acquired by the Company or a Restricted Subsidiary in a pooling-of-interests transaction for any period prior to the date of such transaction;

                           (b) the net income (or loss) of any Person that is
not a Restricted Subsidiary except to the extent of the amount of dividends or other distributions actually paid to the Company or a Restricted Subsidiary by such Person during such period (except, for purposes of Section 3.11 only, to the extent such dividends or distributions have been subtracted from the calculation of the amount of Investments to support the actual making of Investments);

                           (c) gains or losses realized upon the sale or other
disposition of any Property of the Company or its Restricted Subsidiaries that is not sold or disposed of in the ordinary course of business (it being understood that Permitted Telecommunications Asset Dispositions shall be considered to be in the ordinary course of business);

                           (d) all extraordinary gains and extraordinary losses,
determined in accordance with GAAP;

                           (e) the cumulative effect of changes in accounting
principles;

                           (f) non-cash gains or losses resulting from
fluctuations in currency exchange rates;

                           (g) any non-cash expense related to the issuance to
employees or directors of the Company or any Restricted Subsidiary of (1) options to purchase Capital Stock of the Company or such Restricted Subsidiary or (2) other compensatory rights; and

                           (h) with respect to a Restricted Subsidiary that is
not a Wholly Owned Subsidiary any aggregate net income (or loss) in excess of the Company's or any Restricted Subsidiary's pro rata share of the net income (or loss) of such Restricted Subsidiary that is not a Wholly Owned Subsidiary, but such excess shall be excluded only to the extent that such minority interest in net income (or loss) is not otherwise excluded in determining consolidated net income in accordance with GAAP; provided further that there shall further be excluded therefrom the net income (but not net loss) of any Restricted Subsidiary that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restriction; and provided further, that at the time any restriction referred to in the immediately preceding proviso ceases to be effective, all of such net income previously excluded from Consolidated Net Income by reason of such proviso shall be included cumulatively in Consolidated Net Income in the accounting period during which such restriction ceases to be effective.

                  "CONSOLIDATED NET WORTH" of any Person means the stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (to the extent not otherwise accounted for as a liability) amounts attributable to Disqualified Stock of such Person.

                  "CONSOLIDATED TANGIBLE ASSETS" of any Person means the total amount of assets (less applicable reserves and other properly deductible items) which under GAAP would be included on a consolidated balance sheet of such Person and its Subsidiaries after deducting from such total amount of assets all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under GAAP would be included on such consolidated balance sheet.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this Indenture, is located at United States Trust Company of New York, 114 West 47th Street, 25th Floor, New York, New York 10036, Attention: Louis P. Young or any other office specified in writing by the Trustee to the Company.

                  "CREDIT FACILITIES" means one or more credit agreements, including without limitation, the Permanent Credit Facility, loan agreements, fiscal agency agreements (other than fiscal agency agreements relating to Debt Securities) or similar facilities, secured or unsecured, providing for working capital advances, revolving credit loans, term loans and/or letters of credit, including any Qualified Receivable Facility, entered into from time to time by the Company and its Restricted Subsidiaries, and including any related notes, Guarantees, collateral documents, instruments and agreements executed with such credit facilities, as the same may be amended, supplemented, modified, restated or replaced from time to time.

                  "DEBT" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent:

                                    (1) every obligation of such Person for
                  money borrowed;

                                    (2) every obligation of such Person
                  evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of Property;

                                    (3) every reimbursement obligation of such
                  Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person or for which such Person is otherwise obligated to make payment;

                                    (4) every obligation of such Person issued
                  or assumed as the deferred purchase price of Property or services, including securities repurchase agreements;

                                    (5) every Capital Lease Obligation of such
                  Person;

                                    (6) all obligations to redeem or repurchase
                  Disqualified Stock issued by such Person and all Attributable Value in respect of Sale and Leaseback Transactions entered into by such Person;

                                    (7) the liquidation preference of any
                  Preferred Stock, other than Disqualified Stock, which is covered by the preceding clause (6), issued by any Restricted Subsidiary of such Person;

                                    (8) every obligation under Interest Rate or
                  Currency Protection Agreements of such Person; and

                                    (9) every obligation of the type referred to
                  in clauses (1) through (8) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed.

                  The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be, except as otherwise set forth here, the Accreted Value of such Debt at such time or (b) in the case of any Receivables sale constituting Debt, the amount of the unrecovered purchase price paid (that is, the amount paid for Receivables that has not been actually recovered from the collection of such Receivables) by the purchaser (other than the Company or a Restricted Subsidiary that is wholly owned by the Company) thereof.

                  The amount of Debt represented by an obligation under an Interest Rate or Currency Protection Agreement shall be equal to:

                           (x) zero if such obligation has been Incurred pursuant to clause (10) of paragraph (b) of Section 3.08, or

                           (y) the notional amount of such obligation if not Incurred pursuant to such clause.

                  Despite the above,"Debt" does not include trade accounts payable or accrued liabilities arising in the ordinary course of business.

                  "DEBT SECURITIES" means any debt securities, including any Guarantee of such securities, issued by the Company or any Domestic Restricted Subsidiary in connection with an underwritten public offering or an underwritten private placement for resale in accordance with Rule 144A and/or Regulation S, in each case, not rated or rated below Baa3 by Moody's or BBB- by S&P, or an equivalent below investment grade rating by any successor Rating Agency.

                  "DEFAULT" means any event, act or condition the occurrence of which is, or after notice or the passage of time or both would be, an Event of Default.

                  "DEFERRED REVENUE" means amounts appearing as a liability on the financial statements of the Company prepared in accordance with generally accepted accounting principles as deferred revenue, except, in the case of any increase in deferred revenue, only to the extent of cash received in connection therewith.

                  "DEPOSITARY" means the depositary of each Global Note, which is DTC.

                  "DEPOSITARY LEGEND" means the legend set forth in Exhibit B hereto.

                  "DISQUALIFIED STOCK" of any Person means any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is exchangeable, or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Notes; provided, however, that any Preferred Stock which would not constitute Disqualified Stock but for provisions of such Preferred Stock giving holders thereof the right to require the Company to repurchase or redeem such Preferred Stock upon the occurrence of a change of control or asset disposition occurring prior to the final Stated Maturity of the Notes shall not constitute Disqualified Stock if the change of control or asset disposition provisions applicable to such Preferred Stock are no more favorable to the holders of such Preferred Stock than the provisions applicable to the Notes contained in Section
3.15 and Section 3.18 and such Preferred Stock specifically provides that the Company will not repurchase or redeem any such stock pursuant to such provisions prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to Section 3.15 and Section 3.18; and provided further, that such Preferred Stock will not be deemed Disqualified Stock if it is redeemable by exchange for or through the issuance of Capital Stock (other than Disqualified Stock).

                  "DISQUALIFIED STOCK DIVIDENDS" means all dividends with respect to Disqualified Stock of the Company held by Persons other than a Restricted Subsidiary that is wholly owned by the Company. The amount of any such dividend shall be equal to the quotient of such dividend divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) applicable to the Company for the period during which such dividends were paid.

                  "DOMESTIC RESTRICTED SUBSIDIARY" means any Restricted Subsidiary of the Company

                  o that was formed under the laws of the United States of America or any state, district or territory thereof or the District of Columbia, or

                  o 50% or more of the assets of which are located in the United States or any territory thereof.

                  "DOMESTIC RESTRICTED SUBSIDIARY GUARANTEE" means a supplemental indenture to the Indenture in form satisfactory to the Trustee, providing for an unconditional Guarantee by a Domestic Restricted Subsidiary of payment in full of the principal of, premium, if any, and interest on the Notes. Any such Domestic Restricted Subsidiary Guarantee shall not be subordinate to any Debt of the Domestic Restricted Subsidiary providing the Domestic Restricted Subsidiary Guarantee.

                  "DTC" means The Depository Trust Company, its nominees, and their respective successors.

                  "ELIGIBLE RECEIVABLES" means, at any time, Receivables of the Company and its Restricted Subsidiaries, as evidenced on the most recent quarterly consolidated balance sheet of the Company as at a date at least 45 days prior to such time, arising in the ordinary course of business of the Company or any Restricted Subsidiary.

                  "EVENT OF DEFAULT" means any event or condition specified as such in Section 4.01 which shall have continued for the period of time, if any, therein designated.

                  "EXCESS PROCEEDS" has the meaning set forth in Section 3.15.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

                  "EXISTING INTERNATIONAL JOINT VENTURES" means ATL-Algar Telecom Leste S.A., PowerTel Limited, Telefonica Manquehue, S.A. and Algar Telecom S.A.

                  "FAIR MARKET VALUE" means, with respect to any Property, the price that could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under pressure or compulsion to complete the transaction. Unless otherwise specified in the Indenture, and except in the case of Permitted Telecommunications Asset Dispositions in the ordinary course of business, Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a resolution of the Board of Directors of the Company.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect on the date of the Indenture, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

                  "GLOBAL NOTE" means a Note in registered global form without interest coupons.

                  "GOVERNMENT SECURITIES" means direct obligations of, or obligations fully and unconditionally guaranteed or insured by, the United States of America or any agency or instrumentality thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged and which are not callable or redeemable at the issuer's option (unless, for purposes of the definition of "Cash Equivalents" only, the obligations are redeemable or callable at a price not less than the purchase price paid by the Company or the applicable Restricted Subsidiary, together with all accrued and unpaid interest, if any, on such Government Securities).

                  "GUARANTEE" by any Person means any obligation, direct or indirect, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person in any manner, whether directly or indirectly.

                  "GUARANTOR" means a Domestic Restricted Subsidiary of the Company that has executed a Domestic Restricted Subsidiary Guarantee.

                  "HOLDERS", "HOLDER OF NOTES", "NOTEHOLDER" or other similar terms means a person in whose name a Note is registered.

                  "INCUR" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation including the recording, as required pursuant to GAAP or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that:

                  o a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt and

                  o neither the accrual of interest nor the amortization or accretion of original issue discount shall be deemed an Incurrence of Debt.

         Debt otherwise incurred by a Person before it becomes a Subsidiary of the Company shall be deemed to have been Incurred at the time at which it becomes a Restricted Subsidiary.

                  "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

                  "INDEPENDENT INVESTMENT BANKER" means Credit Suisse First Boston Corporation or another independent investment banking institution of national standing appointed by the Company and, if prior to the satisfaction and discharge of the Senior Indenture, consented to by the Issuer.

                  "INITIAL NOTES" means the Notes issued on the date of this Indenture and any Notes issued in replacement thereof, but not including any Series B Notes.

                  "INTEREST PAYMENT DATE" means each semiannual interest payment date on the Business Day preceding March 15 and September 15 of each year, commencing on the Business Day preceding September 15, 2001.

                  "INTEREST RATE OR CURRENCY PROTECTION AGREEMENT" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

                  "INTEREST RATE RESET CAP" means a rate equal to 13.75% per annum.

                  "INVESTED CAPITAL" means the sum of:

                           (a) $625 million;

                           (b) the aggregate Net Proceeds received by the
Company from any Capital Stock, including Preferred Stock, of the Company, but excluding Disqualified Stock, issued or sold pursuant to the Over-allotment Option or subsequent to October 6, 1999; and

                           (c) the aggregate Net Proceeds from the issuance or
sale of Debt of the Company or any Restricted Subsidiary subsequent to October 6, 1999, convertible or exchangeable into Capital Stock of the Company other than Disqualified Stock, in each case, upon conversion or exchange thereof into Capital Stock of the Company subsequent to October 6, 1999;

provided, however, that the Net Proceeds from the issuance or sale of Capital Stock or Debt described in clause (b) or (c) shall be excluded from any computation of Invested Capital to the extent (1) utilized to make a Restricted Payment or (2) such Capital Stock or Debt shall have been issued or sold to the Company, a Subsidiary of the Company or a Plan.

                  "INVESTMENT" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other Property to others or payments for Property or services for the account or use of others, or otherwise) to, purchase, redemption, retirement or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, or Incurrence of, or payment on, a Guarantee of any obligation of, any other Person; provided that Investments shall exclude

                  o        commercially reasonable extensions of trade credit,

                  o trade receivables arising in the ordinary course of business; provided that such receivables would be recorded as assets of such Person in accordance with GAAP,

                  o Investments received in connection with the bankruptcy or reorganization of suppliers and customers or in good faith bona fide settlement of delinquent ordinary course of business trade receivables of customers,

                  o endorsements for collection or deposit in the ordinary course of business by such Person of bank drafts and similar negotiable instruments of such other Person received as payment for ordinary course of business trade receivables, and

                  o        any Investment that is less than $100,000.

                  The amount, as of any date of determination, of any Investment shall be the original cost of such Investment, plus the cost of all additions, as of such date, thereto and minus the amount, as of such date, of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be (except to the extent such repaid amount has been included in Consolidated Net Income to support the actual making of Restricted Payments), but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any Property other than cash, such Property shall be valued at its Fair Market Value at the time of such transfer.

                  "ISSUER MATURITY DATE" means March 15, 2004, the scheduled maturity date of the Senior Notes.

                  "JOINT VENTURE" means a Person in which the Company or a Restricted Subsidiary holds, directly or indirectly, not more than 50% of the shares of Voting Stock.

                  "LIEN" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement

(other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including any Capital Lease Obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing and any Sale and Leaseback Transaction). For purposes of this definition, the sale, lease, conveyance or other transfer by the Company or any of its Subsidiaries of, including the grant of indefeasible rights of use or equivalent arrangements with respect to, dark or lit communications fiber capacity or communications conduit shall not constitute a Lien.

                  "MAKE-WHOLE PRICE" means:

                  o prior to the Reset Sale Date, for each Note, an amount equal to the sum of:

                                    (1) accrued and unpaid interest on such Note
                  to the date of redemption; plus

                                    (2) the greater of: (a) 100% of the
                  outstanding principal amount of such Note and (b) the sum of the present values of the remaining scheduled payments of principal thereof and interest which is scheduled to be payable thereon through the Issuer Maturity Date (without duplication of interest included in clause (1)) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points.

                  o        on and after the Reset Sale Date:

                                    (1) for each Note (or portion thereof) sold
                  in the Reset Sale, an amount equal to the sum of (i) accrued and unpaid interest on such Note (or portion thereof) to the date of redemption plus (ii) the greater of: (x) 100% of the outstanding principal amount of such Note (or portion thereof) and (y) the sum of the present values of the remaining scheduled payments of principal thereof and interest which is scheduled to be payable thereon through the Note Maturity Date (without duplication of interest included in clause (i)) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points.

                                    (2) for each Note (or portion thereof) not
                  sold in the Reset Sale: (a) until the Issuer Maturity Date, an amount equal to the sum of (i) accrued and unpaid interest on such Note (or portion thereof) to the date of redemption plus (ii) the greater of: (x) 100% of the outstanding principal amount of such Note (or portion thereof) and (y) the sum of the present values of the remaining scheduled payments of principal thereof and interest which is scheduled to be payable thereon through the Issuer Maturity Date (without duplication of interest included in clause (i)) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; and (b) thereafter, an amount equal to the sum of (i) accrued and unpaid interest on such Note (or portion thereof) to the date of redemption plus (ii) the greater of: (x) 100% of the outstanding principal amount of such Note (or portion thereof) and (y) the sum of the present values of the remaining scheduled payments of principal thereof and interest which is scheduled to be payable thereon through the Note Maturity Date (without duplication of interest included in clause (i)) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points.

                  "MOODY'S" means Moody's Investors Service, Inc. or, if Moody's Investors Service, Inc. shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person; provided, however, that if there is no successor Person, then "Moody's" shall mean any other national recognized rating agency, other than S&P, that rates debt securities having a maturity at original issuance of at least one year and that shall have been designated by the Company.

                  "NET AVAILABLE PROCEEDS" from any Asset Disposition by any Person means cash or cash equivalents received (including amounts received by way of sale or discounting of any note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such Property) therefrom by such Person, net of:

                                    (1) all legal, title and recording taxes,
                  expenses and commissions and other fees and expenses (including appraisals, brokerage commissions and investment banking fees) Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition;

                                    (2) all payments made by such Person or its
                  Subsidiaries on any Debt which is secured by such Property in accordance with the terms of any Lien upon or with respect to such Property or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition;

                                    (3) all distributions and other payments
                  required to be made to minority interest holders in Subsidiaries or Joint Ventures of such Person as a result of such Asset Disposition; and

                                    (4) appropriate amounts to be provided by
                  such Person or any Subsidiary of such Person, as the case may be, as a reserve in accordance with GAAP against any liabilities associated with such Property and retained by such Person or any Subsidiary of such Person, as the case may be, after such Asset Disposition, including liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case, as determined by the Board of Directors of such Person, in its reasonable good faith judgment evidenced by a resolution of the Board of Directors filed with the Trustee; provided, however, that any reduction in such reserve within twelve months following the consummation of such Asset Disposition will be, for all purposes of the Indenture and the Notes, treated as a new Asset Disposition at the time of such reduction with Net Available Proceeds equal to the amount of such reduction; provided further, however, that, if any consideration for a transaction, which would otherwise constitute Net Available Proceeds, is required to be held in escrow pending determination of whether a purchase price adjustment will be made, at such time as such portion of the consideration is released to such Person or its Restricted Subsidiary from escrow, such portion shall be treated for all purposes of the Indenture and the Notes as a new Asset Disposition at the time of, but not before, such release from escrow with Net Available Proceeds equal to the amount of such portion of consideration released from escrow.

                  "NET PROCEEDS" means the aggregate net proceeds (including the Fair Market Value of non-cash proceeds constituting Capital Stock in or of a person engaged in a Telecommunications Business or assets of a type generally used in a Telecommunications Business) received by a Person from the sale of Capital Stock or Debt after payment of out-of-pocket expenses, commissions and discounts incurred and net of taxes paid or payable in connection with the sale of such Capital Stock or Debt.

                  "1999 INDENTURE" means the Indenture dated as of October 6, 1999 between the Company and The Bank of New York, as trustee, relating to 10.70% Senior Redeemable Notes due 2007 and 10.875% Senior Redeemable Notes due 2009 of the Company.

                  "1999 NOTES" means the 10.70% Senior Redeemable Notes due 2007 and 10.875% Senior Redeemable Notes due 2009 of the Company issued under the 1999 Indenture.

                  "NOTE" or "NOTES" means any Note or Notes authenticated and delivered under this Indenture, including, for all purposes of this Indenture (unless the context specifically requires otherwise), Initial Notes and Series B Notes.

                  "NOTE MATURITY DATE" means March 31, 2008, the scheduled maturity date of the Notes.

                  "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

                  "OFFER TO PURCHASE" means a written offer sent by the Company by first-class mail, postage prepaid, to each Holder of Notes at its address appearing in the Note Register on the date of the offer offering to purchase up to the principal amount of such Notes specified in such offer at the purchase price specified in such offer (as determined pursuant to the Indenture). Unless otherwise required by applicable law, the offer shall specify an expiration date of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such offer and a settlement date (the "PURCHASE DATE") for purchase of such Notes within five Business Days after the expiration date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the offer of the Company's obligation to make an Offer to Purchase, and the offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include) any information required by applicable law to be included therein).

         The offer shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Offer to Purchase. The offer shall also state (to the extent not inconsistent with then applicable laws, rules or regulations):

                           (a) the section of the Indenture pursuant to which
the Offer to Purchase is being made;

                           (b) the expiration date and the Purchase Date;

                           (c) the aggregate principal amount of the outstanding
Notes offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the section of the Indenture requiring the Offer to Purchase) (the "PURCHASE AMOUNT");

                           (d) the purchase price to be paid by the Company for
$1,000 aggregate principal amount of such Notes accepted for payment (as specified pursuant to the Indenture) (the "PURCHASE PRICE");

                           (e) that the Holder may tender all or any portion of
the applicable Notes registered in the name of such Holder and that any portion of a Note tendered must be tendered in an integral multiple of $1,000 principal amount;

                           (f) the place or places where such Notes are to be
surrendered for tender pursuant to the Offer to Purchase;

                           (g) that any such Notes not tendered or tendered but
not purchased by the Company will continue to accrue interest;

                           (h) that on the Purchase Date the Purchase Price will
become due and payable upon each Note being accepted for payment pursuant to the Offer to Purchase and that interest thereon, if any, shall cease to accrue on and after the Purchase Date;

                           (i) that each Holder electing to tender a Note
pursuant to the Offer to Purchase will be required to surrender such Note at the place or places specified in the offer prior to the close of business on the expiration date (such Note being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing); (j) that Holders will be entitled to withdraw all or any portion of Notes tendered if the Company (or the paying agent) receives, not later than the close of business on the expiration date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder tendered, the certificate number of the Note the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                           (k) that (1) if Notes in an aggregate principal
amount less than or equal to the Purchase Amount with respect to such Notes are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Notes and (2) if Notes in an aggregate principal amount in excess of the Purchase Amount with respect to such Notes are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Notes having an aggregate principal amount equal to the Purchase Amount on a pro rata basis with respect to each of the Notes (with such adjustments as may be deemed appropriate so that only Notes in denominations of $1,000 or integral multiples thereof shall be purchased); and

                           (l) that in the case of any Holder whose Note is
purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Note so tendered.

         Any Offer to Purchase shall be governed by and effected in accordance with the offer for such Offer to Purchase.

                  "OFFICER" means, with respect to the Company, (1) the Chairman of the Board of Directors, the President, any Vice President, the Chief Financial Officer, and (2) the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary.

                  "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.05.

                  "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with
Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.05, and such others as may reasonably be requested by the Trustee, if and to the extent required hereby.

                  "OUTSTANDING", when used with reference to Notes, subject to the provisions of Article Twelve, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

                           (a) Notes theretofore canceled by the Trustee or
delivered to the Trustee for cancellation;

                           (b) Notes, or portions thereof, for the payment or
redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own paying agent), provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                           (c) Notes in substitution for which other Notes shall
have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.08 (unless proof satisfactory to the Trustee and the Company is presented that any of such Notes is held by a person in whose hands such Note is a legal, valid and binding obligation of the Company).

                  "OVER-ALLOTMENT OPTION" means the over-allotment option granted to the underwriters of the equity offering consummated on October 6, 1999.

                  "PAYING AGENT" has the meaning set forth in Section 3.02.

                  "PERMANENT CREDIT FACILITY" means the senior credit facility entered into by and among WCL (formerly, Williams Communications, Inc.), the Company, as Guarantor thereunder, Bank of America, N.A. (NationsBank, N.A. d/b/a Bank of America, N.A.), as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, Bank of Montreal and The Bank of New York, as Co-Documentation Agents, and the Lenders from time to time party thereto, including any related notes, Guarantees, collateral documents, instruments, agreements and Incremental Facilities (as defined therein) executed at any time in connection therewith, in each case as may be amended, supplemented, modified, restated or replaced from time to time (including amendments, supplements, modifications, restatements, replacements or Incremental Facilities which increase the principal amount of Debt permitted thereunder; provided that any such increase will not increase the amount of Debt which may be incurred at the time of such increase pursuant to clause (2) of paragraph (b) in Section 3.08).

                  "PERMITTED HOLDERS" means

                  o The Williams Companies, Inc. and any of its Subsidiaries,

                  o any corporation the outstanding voting power of the Capital Stock of which is beneficially owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the voting power of the Capital Stock of the Company,

                  o any underwriter during the period engaged in a firm commitment underwriting on behalf of the Company with respect to the shares of Capital Stock being underwritten, or

                  o        the Company or any Subsidiary of the Company.

                  "PERMITTED INTEREST RATE OR CURRENCY PROTECTION AGREEMENT" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and not for purposes of speculation and which, in the case of an interest rate agreement, shall have a notional amount no greater than the principal amount at maturity due with respect to the Debt being hedged thereby.

                  "PERMITTED INVESTMENTS" means:

                           (a) Cash Equivalents;

                           (b) investments in prepaid expenses;

                           (c) negotiable instruments held for collection and
lease, utility and workers' compensation, performance and other similar deposits;

                           (d) loans, advances or extensions of credit to
employees, officers and directors of the Company or any Restricted Subsidiary made in the ordinary course of business and consistent with past practice or in connection with employee benefits agreements or arrangements approved by the Board of Directors of the Company;

                           (e) obligations under Permitted Interest Rate or
Currency Protection Agreements;

                           (f) Investments received as consideration for, or
customary indemnities given in connection with, Asset Dispositions pursuant to and in compliance with Section 3.15 and for Permitted Telecommunication Asset Dispositions;

                           (g) Investments in the Company or any Restricted
Subsidiary, or in any Person as a result of which such Person becomes a Restricted Subsidiary;

                           (h) Investments made prior to the date of the
Indenture;

                           (i) Investments made after the date of the Indenture
in Persons engaged in the Telecommunications Business in an aggregate amount as of the date of determination not to exceed Invested Capital as of the date of determination;

                           (j) Investments deemed to have been made as a result
of the acquisition of a Person that at the time of such acquisition held instruments constituting Investments that were not acquired in contemplation of the acquisition of such Person;

                           (k) Investments received in connection with the
bankruptcy or reorganization of suppliers and customers or in good faith bona fide settlement of delinquent ordinary course of business trade receivables of customers;

                           (l) Investments where all or a portion of the
consideration provided is Capital Stock of the Company, other than Disqualified Stock, but the same shall constitute a Permitted Investment only to the extent of such consideration provided in the form of such Capital Stock;

                           (m) Investments in Existing International Joint
Ventures; provided that the aggregate amount of such Investments made after the date of the Indenture does not exceed $100 million as of the date of determination; and

                           (n) additional Investments in an aggregate amount not
to exceed $200 million.

                  "PERMITTED LIENS" means:

                           (a) Liens for taxes, assessments, governmental
charges, levies or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made for such Liens;

                           (b) other Liens incidental to the conduct of the
Company's and its Restricted Subsidiaries' businesses or the ownership of Property not securing any Debt, and which do not in the aggregate materially detract from the value of the Company's and its Restricted Subsidiaries' Property when taken as a whole, or materially impair the use thereof in the operation of its business;

                           (c) Liens, pledges and deposits made in the ordinary
course of business in connection with workers' compensation, unemployment insurance and other types of statutory obligations;

                           (d) Liens, pledges or deposits made to secure the
performance of tenders, bids, leases, public or statutory obligations, sureties, stays, appeals, indemnities, performance or other similar bonds and other obligations of like nature incurred in the ordinary course of business, exclusive of obligations for the payment of borrowed money, the obtaining of advances or credit or the payment of the deferred purchase price of Property and which do not in the aggregate materially impair the use of Property in the operation of the business of the Company and the Restricted Subsidiaries taken as a whole;

                           (e) zoning restrictions, servitudes, easements,
rights of way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Company or its Restricted Subsidiaries;

                           (f) any interest or title of a lessor in the Property
subject to any lease other than a Capital Lease;

                           (g) Liens with respect to assets of a Restricted
Subsidiary granted by such Restricted Subsidiary to the Company to secure Debt owing to the Company;

                           (h) Liens arising out of judgments or awards against
the Company or any Restricted Subsidiary of the Company with respect to which the Company or such Restricted Subsidiary is prosecuting an appeal or proceeding for review and the Company or such Restricted Subsidiary is maintaining adequate reserves in accordance with GAAP;

                           (i) Liens arising by operation of law in connection
with judgments, only to the extent, for an amount and for a period not resulting in an Event of Default with respect thereto;

                           (j) Liens securing Permitted Interest Rate or
Currency Protection Agreement; and

                           (k) Liens in favor of the applicable trustee arising
under this Indenture, the 2000 Indenture or the 1999 Indenture.

                  "PERMITTED TELECOMMUNICATIONS ASSET DISPOSITION" means the transfer, conveyance, sale, lease or other disposition of an interest in or capacity on optical fiber and/or conduit and any related equipment used in a Segment of the Company's communications network, whether or not in the ordinary course of business; provided that, after giving effect to such disposition, the Company would retain at least:

                                    (1) with respect to any Segment constructed
                  by, for or on behalf of the Company or any of its Subsidiaries or Affiliates,

                  o 24 optical fibers per route mile on such Segment as deployed at the time of such disposition, or

                  o 12 optical fibers and one empty conduit per route mile on such Segment as deployed at such time; and

                                    (2) with respect to any Segment purchased or
                  leased from third parties, the lesser of

                  o 50% of the optical fibers per route mile originally purchased on such Segment,

                  o 24 optical fibers per route mile on such Segment as deployed at the time of such disposition, or

                  o 12 optical fibers and one empty conduit per route mile on such Segment as deployed at the time of such disposition.

                  "PERSON" means any individual, corporation, company, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

                  "PLAN" means any employee benefit plan, retirement plan, deferred compensation plan, restricted stock plan, health, life, disability or other insurance plan or program, employee stock purchase plan, employee stock ownership plan, pension plan, stock option plan or similar plan or arrangement of the Company or any Restricted Subsidiary of the Company, or any successor plan thereof; and "Plans" shall have a correlative meaning.

                  "PREFERRED STOCK" of any Person means Capital Stock of such Person of any class or classes, however designated, that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

                  "PREFERRED STOCK DIVIDENDS" means all dividends with respect to Preferred Stock of Restricted Subsidiaries held by Persons other than the Company or one or more Restricted Subsidiaries that are wholly owned by the Company. The amount of any such dividend shall be equal to the quotient of such dividend divided by the difference between one and the maximum statutory federal income rate (expressed as a decimal number between 1 and 0 and determined in accordance with GAAP) applicable to the issuer of such Preferred Stock for the period during which such dividends were paid.

                  "PRINCIPAL" wherever used with reference to the Notes or any Note or any portion thereof, shall be deemed to include "and premium, if any".

                  "PROPERTY" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including Capital Stock in, and other securities of, any other Person. For purposes of any calculation required pursuant to the Indenture, the value of any Property shall be its Fair Market Value.

                  "PROPORTIONATE INTEREST" in any issuance of Capital Stock of a Restricted Subsidiary means a ratio (1) the numerator of which is the aggregate amount of Capital Stock of such Restricted Subsidiary beneficially owned by the Company and the Restricted Subsidiaries and (2) the denominator of which is the aggregate amount of Capital Stock of such Restricted Subsidiary beneficially owned by all Persons, excluding, in the case of this clause (2), any Investment made in connection with such issuance.

                  "PURCHASE MONEY DEBT" means Debt (including Acquired Debt and Capital Lease Obligations, mortgage financings and purchase money obligations) incurred for the purpose of financing all or any part of the cost of construction, installation, acquisition, lease, development or improvement by the Company or any Restricted Subsidiary of any Telecommunications Assets of the Company or any Restricted Subsidiary and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

                  "QUALIFIED RECEIVABLE FACILITY" means Debt of the Company or any Subsidiary Incurred from time to time pursuant to either

                  o        credit facilities secured by Receivables or

                  o        Receivables purchase facilities

in each case, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

                  "RATING AGENCIES" means Moody's and S&P.

                  "RATING DATE" means the earlier of the date of public notice of the occurrence of a Change of Control or of the intention of the Company to effect a Change of Control.

                  "RATING DECLINE" shall be deemed to have occurred if, (i) no later than 90 days after the Rating Date (which period shall be extended so long as the Applicable Rating is under publicly announced consideration for possible downgrade by any of the Rating Agencies), either of the Rating Agencies assigns or reaffirms a rating to the Applicable Notes that is lower than the Applicable Rating on the date of this Indenture or the equivalent thereof, (ii) prior to the Rating Date, either of the ratings assigned to the 2000 Notes by the Rating Agencies is lower than the applicable rating of the 2000 Notes on the date of this Indenture and such rating is not changed by the 90th day following the Rating Date or (iii) none of the Applicable Notes is then rated by the Rating Agencies. A downgrade within rating categories, as well as between rating categories, will be considered a Rating Decline.

                  "RECEIVABLES" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money and proceeds and products thereof, in each case, generated in the ordinary course of business.

                  "REFERENCE TREASURY DEALER" means at least four primary U.S. Government securities dealers in New York City as an Independent Investment Banker shall select at the request of the Company.

                  "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer, the average, as determined by an Independent Investment Banker of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount), quoted in writing by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date or purchase date.

                  "REGULAR RECORD DATE" for the Interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the Business Day prior to each March 1 or September 1, as the case may be, next preceding such Interest Payment Date.

                  "REGULATION S" means Regulation S under the Securities Act.

                  "RESET RATE" means:

                  o for any Notes (or portions thereof) that are identified to the Trustee by the Indenture Trustee as having been sold in the Reset Sale, the interest rate per annum certified to the Trustee by the Indenture Trustee to be the interest rate at which such Notes were sold in the Reset Sale; provided, that in no event shall the Reset Rate be higher than the Interest Rate Reset Cap.

                  o for all other Notes (or portions thereof), the interest rate per annum equal to the Interest Rate Reset Cap.

                  "RESET SALE" has the meaning assigned to such term in Section 1 of the WCG Note Reset Remarketing Agreement.

                  "RESET SALE DATE" has the meaning assigned to such term in
Section 1 of the WCG Note Reset Remarketing Agreement.

                  "RESPONSIBLE OFFICER" when used with respect to the Trustee means any vice president (whether or not designated by numbers or words added before or after the title "vice president"), any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "RESTRICTED LEGEND" means the legend set forth in Exhibit A hereto.

                  "RESTRICTED SUBSIDIARY" means

                  o a Subsidiary of the Company or of a Restricted Subsidiary that has not been designated or classified as an Unrestricted Subsidiary pursuant to and in compliance with Section 3.20, and

                  o an Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary pursuant to such covenant.

                  "RETURNED INVESTMENTS" means, with respect to all Investments made in Unrestricted Subsidiaries, the aggregate amount of all payments made in respect of such Investments, other than interest, dividends or other distributions not in the nature of a return or repurchase of capital or a repayment of principal, that have been paid or returned, without restriction, to the Company or any Restricted Subsidiary.

                  "RULE 144A" means Rule 144A under the Securities Act.

                  "S&P" means Standard & Poor's Ratings Services or, if Standard & Poor's Ratings Services shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person; provided, however, that if there is no successor Person, then "S&P" shall mean any other national recognized rating agency, other than Moody's, that rates debt securities having a maturity at original issuance of at least one year and that shall have been designated by the Company.

                  "SALE AND LEASEBACK TRANSACTION" of any Person means any direct or indirect arrangement pursuant to which any Property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SEGMENT" means

                  o with respect to the Company's intercity network, the through-portion of such network between two local networks and

                  o with respect to a local network of the Company, the entire through-portion of such network, excluding the spurs which branch off the through-portion.

                  "SENIOR INDENTURE" means the Indenture dated as of March 28, 2001 among the Issuer, the Co-Issuer and United States Trust Company of New York, as Indenture Trustee and securities intermediary, relating to the Senior Notes.

                  "SENIOR NOTEHOLDERS" has the meaning assigned to the term "Holders" in the Senior Indenture.

                  "SERIES B NOTES" means the Notes of the Company issued pursuant to this Indenture that are sold in the Reset Sale on the Reset Sale Date.

                  "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

                  "STATED MATURITY" when used with respect to a Note or any installment of interest on such Note, means the date specified in such Note as the date fixed on which the principal of such Note or such installment of interest is due and payable, including pursuant to any mandatory redemption provision, but excluding any provision providing for the repurchase of such Note at the option of the Holder on such note upon the happening of any contingency beyond the control of the Company unless such contingency has occurred.

                  "SUBORDINATED DEBT" means Debt of the Company (a) that is not secured by any Lien on or with respect to any Property now owned or acquired after the date of the Indenture and (b) as to which the payment of principal of, and premium, if any, and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full in cash of the Notes to at least the following extent:

                                    (1) no payments of principal of, or premium,
                  if any, or interest on or otherwise due, including by acceleration or for additional amounts, in respect of, or repurchases, redemptions or other retirements of, such Debt may be permitted for so long as any default, after giving effect to any applicable grace periods, in the payment of principal, or premium, if any, or interest on the Notes exists, including as a result of acceleration;

                                    (2) if any other Default exists with respect
                  to the Notes, upon notice by Holders of 25% or more in aggregate principal amount of the Notes to the Trustee, the Trustee shall have the right to give notice to the Company and the Holders of such Debt, or trustees or agents therefor, of a payment blockage, and thereafter no payments of such Debt may be made for a period of 179 days from the date of such notice; provided that not more than one such payment blockage notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to the Notes during such period;

                                    (3) if payment of such Debt is accelerated
                  when any Notes are outstanding, no payments of such Debt may be made until three Business Days after the Trustee receives notice of such acceleration and, thereafter, such payments may only be made to the extent the terms of such Debt permit payment at that time; and

                                    (4) such Debt may not:

                                    (x) provide for payments of principal of
                  such Debt at the stated maturity of such Debt or by way of a sinking fund applicable to such Debt or by way of any mandatory redemption, defeasance, retirement or repurchase of such Debt by the Company, including any redemption, retirement or repurchase which is contingent upon events or circumstances but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder, in each case, prior to the final Stated Maturity of the Notes, or

                                    (y) permit redemption or other retirement,
                  including pursuant to an offer to purchase made by the Company, of such Debt at the option of the Holder of such Debt prior to the final Stated Maturity of the Notes,

         other than, in the case of clause (x) or (y), any such payment, redemption or other retirement, including pursuant to an offer to purchase made by the Company, which is conditioned upon:

                  o a change of control of the Company pursuant to provisions substantially similar to those described in Section 3.18 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Notes required to be repurchased by the Company pursuant to the provisions described in Section 3.18), or

                  o a sale or other disposition of assets pursuant to provisions substantially similar to those described in Section 3.15 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Notes required to be repurchased by the Company pursuant to the provision described in Section 3.15).

                  "SUBSIDIARY" of any Person means:

                  o a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; or

                  o any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                  "TELECOMMUNICATIONS ASSETS" means:

                           (a) any Property, other than cash, cash equivalents
and securities, to be owned or used by the Company or any Restricted Subsidiary and used in the Telecommunications Business;

                           (b) for purposes of Section 3.08 and Section 3.13
only, Capital Stock of any Person; or

                           (c) for all other purposes of the Indenture, Capital
Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary from any Person other than an Affiliate of the Company;

provided, however, that, in the case of clause (b) or (c), such Person is primarily engaged in the Telecommunications Business.

                  "TELECOMMUNICATIONS BUSINESS" means the business of:

                                    (1) transmitting, or providing services
                  relating to the transmission of, voice, video or data through owned or leased transmission facilities or the right to use such facilities;

                                    (2) constructing, creating, developing,
                  operating, managing or marketing communications networks, related network transmission equipment, software and other devices for use in a communications business;

                                    (3) computer outsourcing, data center
                  management, computer systems integration, reengineering of computer software for any purpose, including, for the purposes of porting computer software from one operating environment or computer platform to another;

                                    (4) constructing, managing or operating
                  fiber-optic telecommunications networks and leasing capacity on those networks to third parties;

                                    (5) the sale, resale, installation or
                  maintenance of communications systems and equipment; or

                                    (6) evaluating, participating or pursuing
                  any other activity or opportunity that is primarily related to those identified in (1), (2), (3), (4) or (5) above;

provided that the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board of Directors of the Company.

                  "TREASURY YIELD" means the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable redemption date.

                  "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed, and "TIA", when used in respect of an indenture supplemental hereto, means such Act as in force at the time such indenture supplemental hereto becomes effective.

                  "TRUSTEE" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

                  "2000 INDENTURE" means the Indenture dated as of August 8, 2000 between the Company and The Bank of New York, as trustee, relating to 11.70% Senior Redeemable Notes due 2008 and 11.875% Senior Redeemable Notes due 2010 of the Company.

                  "2000 NOTES" means the 11.70% Senior Redeemable Notes due 2008 and 11.875% Senior Redeemable Notes due 2010 of the Company issued under the 2000 Indenture.

                  "UNRESTRICTED SUBSIDIARY" means:

                  o any Subsidiary of the Company designated as such pursuant to and in compliance with Section 3.20 and not thereafter redesignated as a Restricted Subsidiary as permitted pursuant to such section, and

                  o        any Subsidiary of an Unrestricted Subsidiary.

                  "U.S. GOVERNMENT OBLIGATIONS" means securities issued or directly and fully guaranteed or insured by the United States of America or any agent or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof).

                  "VOTING STOCK" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors, or persons performing similar functions, of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

                  "WCG FAILED REGISTRATION" has the meaning assigned to such term in Section 1 of the WCG Note Reset Remarketing Agreement.

                  "WHOLLY OWNED SUBSIDIARY" of any Person means a Subsidiary of such Person, all of the outstanding Voting Stock or other ownership interests, other than directors' qualifying shares, of which are at the time owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                  "WILLIAMS INTERCOMPANY ARRANGEMENTS" means any documents, instruments, agreements and arrangements between the Company and any Restricted Subsidiaries, between any Restricted Subsidiaries or between the Company or any Restricted Subsidiary, on the one hand, and The Williams Companies, Inc. or any of its Subsidiaries, on the other hand, in effect on the date of the Indenture, as such documents, instruments, agreements and arrangements may be amended, modified or supplemented, but only to the extent any such amendments, modifications or supplements are approved by a majority of the members of the Board of Directors of the Company who are disinterested with respect to such amendment, modification or supplement.

                  Section 1.02 Participation Agreement Definitions. The following terms shall have the meanings assigned to them in Annex A to the Participation Agreement:

                  Co-Issuer
                  Closing Date
                  Early Redemption
                  Early Redemption Price
                  Financial Investments

                  Indenture Redemption Account
                  Indenture Trustee
                  Investment Company Act
                  Issuer
                  Issuer Only Payment Default
                  Issuers
                  Issuer Trust Agreement
                  Issuer Trustee
                  Note Purchase Agreement
                  Permitted Redemption Sources
                  Secured Obligations
                  Senior Notes
                  Share Trust
                  Transaction Documents
                  Trigger Event
                  WCG Note Reset Remarketing Agreement
                  WCL
                  Williams

                  Section 1.03 Other Definitions.

                                                                                          Defined in
Term                                                                                       Section
-----------                                                                               ----------

"Acceleration Notice"..............................................................            4.03
"Affiliate Transaction"............................................................            3.17
"beneficial owner".................................................................            3.18
"cash transaction".................................................................            5.13
"Covenant Defeasance"..............................................................           10.03
"Designation"......................................................................            3.20
"Designation Amount"...............................................................            3.20
"incorporated provision"...........................................................           11.07
"Incurrence Date"..................................................................            3.08
"Interest Rate Reset Date".........................................................            4.02
"Legal Defeasance".................................................................           10.02
"Note Register"....................................................................            2.06
"parent corporation"...............................................................            3.18
"refinancing"......................................................................            3.08
"Registrar"........................................................................            2.06
"Required Filing Dates"............................................................            3.19
"Reset Event"......................................................................            4.02
"Revocation".......................................................................            3.20
"self-liquidating paper"...........................................................            5.13

                                   ARTICLE II

                ISSUE, EXECUTION, FORM AND REGISTRATION OF NOTES

                  Section 2.01 Authentication and Delivery of Notes. Upon the execution and delivery of this Indenture, or from time to time thereafter, Notes in an aggregate principal amount not in excess of the amount specified in the form of Note herein above recited (except as otherwise provided in Section 2.09) may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Notes to or upon the written order of the Company, signed by its Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") without any further action by the Company.

                  Section 2.02 Execution of Notes. The Notes shall be signed on behalf of the Company by its Chairman of the Board of Directors or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"). Such signature may be the manual or facsimile signatures of the present or any future such officers.

                  In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Note so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed such Note had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such officer.

                  Section 2.03 Certificate of Authentication. Only such Notes as shall bear thereon a certificate of authentication substantially in the form herein above recited, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  Section 2.04 Form, Denomination and Date of Notes; Payments of Interest. The Notes and the Trustee's certificates of authentication shall be substantially in the form recited above. The Notes shall be issuable in denominations provided for in the form of Note recited above. The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

                  Any of the Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto (including those required by Section 2.05 and Section 2.08 and any legend requested by the Indenture Trustee in connection with any sale of the Notes pursuant to the WCG Note Reset Remarketing Agreement), or with the rules of any securities market in which the Notes are admitted to trading, or to conform to general usage.

                  Each Note shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Note recited above.

                  The person in whose name any Note is registered at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Note subsequent to the Regular Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, shall be paid to the persons in whose names outstanding Notes are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of such payment) established by notice given by mail by or on behalf of the Company to the Holders of Notes not less than 15 days preceding such subsequent record date.

                  On the Reset Sale Date, any Notes sold in the Reset Sale shall be designated as the "Series B" Notes, and the Company shall obtain a unique CUSIP number for the Series B Notes. The Trustee shall maintain a separate Note register for the Series B Notes, and any certificate representing a Series B Note shall be appropriately identified as such. The Series B Notes shall vote together as one series with the Initial Notes.

                  Section 2.05 Restricted Legend. (a) Except as otherwise provided in paragraph (b), each Note will bear the Restricted Legend.

                           (b) (1) If the Company determines (upon the advice of
                  counsel and such other certifications and evidence as the Company may reasonably require) that the Restricted Legend is no longer necessary or appropriate in order to ensure that transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

                           (2) after a Note is sold pursuant to an effective
                  registration statement under the Securities Act (pursuant to the WCG Note Reset Remarketing Agreement or otherwise), the Company may instruct the Trustee to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

                           (c) By its acceptance of any Note bearing the
Restricted Legend (or any beneficial interest in such a Note), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) set forth in the Indenture and in the Restricted Legend and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with the Indenture and such legend.

                  Section 2.06 Restrictions on Transfers and Exchange. (a) The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section, Section 2.07 and the applicable rules and procedures of the Depositary. The Trustee shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.

                           (b) The transfer or exchange of any Note (or a
beneficial interest therein) that bears the Restricted Legend may only be made in compliance with the provisions of the Restricted Legend.

                           (c) The Trustee will retain copies of all
certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

                  Section 2.07 Registration, Transfer and Exchange. (a) Registered Global Form Only. The Notes will be issued in registered form only. Except under the circumstances described in Section 2.08(d), the Notes will be issued in global form only. The Company will keep at each office or agency to be maintained for the purpose as provided in Section 3.02 (the "REGISTRAR") a register or registers (the "NOTE REGISTER(S)") in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Notes as in this Article provided. Such Note Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such Note Register or Note Registers shall be open for inspection by the Trustee.

                  Upon due presentation for registration of transfer of any Note at each such office or agency, the Company shall execute and the Trustee shall authenticate in accordance with the procedures set forth herein and make available for delivery in the name of the transferee or transferees a new Note or Notes in authorized denominations for a like aggregate principal amount.

                  A Holder may transfer a Note (or a beneficial interest therein) to another Person or exchange a Note (or a beneficial interest therein) for another Note or Notes of any authorized denomination only by written application to the Registrar stating the name of the proposed transferee or requesting such an exchange and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Note Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company shall treat the person in whose name the Note is registered as the owner thereof for all purposes whether or not the Note shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent) and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry. When Notes are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements for such transactions set forth herein are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Registrar's request.

                  The Company may require payment of a sum sufficient to cover any tax or other similar governmental charge that may be imposed in connection with any exchange or registration of transfer of Notes (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11, 7.05 or 9.03). No service charge to any Holder shall be made for any such transaction.

                  The Company shall not be required to exchange or register a transfer of (x) any Notes to be redeemed for a period of 15 days next preceding the first mailing of notice of redemption of Notes to be redeemed, or (y) any Notes selected, called or being called for redemption except, in the case of any Note where public notice has been given that such Note is to be redeemed in part, the portion thereof not so to be redeemed.

                  All Notes issued upon any transfer or exchange of Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

                           (b) Procedures to Be Followed by the Trustee. (1)
Global Note to Global Note. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee will (x) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                                    (2) Certificated Note to Certificated Note.
                  If a Certificated Note is transferred or exchanged for another Certificated Note, the Trustee will (x) cancel the Certificated Note being transferred or exchanged, (y) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, will deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

                           (c) Transfer Prior to Reset Event. Notwithstanding
any other provision of this Indenture, until the payment in full of all Secured Obligations under the Senior Indenture, every Note issued hereunder prior to a Reset Sale or other sale of the Notes in accordance with the Senior Indenture shall, upon issuance, be delivered to the Indenture Trustee, as custodian for the Issuer, and shall, upon issuance and at all times thereafter until canceled or transferred following such Reset Sale or other sale, be registered in the name of the Issuer (or its nominee), which shall be the sole Holder thereof for all purposes of this Indenture and the Notes. No Note may be exchanged in whole or in part for Notes registered, and no transfer of a Note may be registered, in the name of any Person other than the Issuer (or its nominee); provided that Notes may be transferred by the Issuer following a Reset Event or Trigger Event in accordance with the Senior Indenture and the WCG Note Reset Remarketing Agreement. The requirements of this Section 2.07(c) shall not be affected by references herein to multiple Holders of Notes.

                  Section 2.08 Book-Entry Provisions for Global Notes. (a) Each Global Note will be registered in the name of the Depositary or its nominee and will bear the Depositary Legend.

                           (b) Transfers of a Global Note (but not a beneficial
interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except (1) as set forth in paragraph (d) of this Section and (2) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depositary in accordance with customary procedures of the Depositary and in the compliance with this Section, Section 2.06 and Section 2.07.

                           (c) Agent Members will have no rights under the
Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

                           (d) If (x) the Depositary notifies the Company that
it is unwilling or unable to continue as Depositary for a Global Note and a successor depositary is not appointed by the Company within 90 days of the notice or the Depositary ceases to be a "CLEARING AGENCY" registered under the Exchange Act, or (y) an Event of Default has occurred and is continuing and the Trustee has received a request from the Depositary, the Trustee will promptly exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depositary, and thereupon the Global Note will be deemed canceled.

                           (e) In connection with the transfer of the entire
Global Note to beneficial owners pursuant to paragraph (d) of this Section, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Note an equal aggregate principal amount of Certificated Notes of authorized denominations.

                           (f) The registered Holder of a Global Note may grant
proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                  Section 2.09 Mutilated, Defaced, Destroyed, Lost and Stolen Notes. In case any temporary or definitive Note shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note, or in lieu of and substitution for the Note so apparently destroyed, lost or stolen. In every case the applicant for a substitute Note shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof.

                  Upon the issuance of any substitute Note, the Company may require the payment of a sum sufficient to cover any transfer tax or other similar governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Note which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Note), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof.

                  Every substitute Note issued pursuant to the provisions of this Section by virtue of the fact that any Note is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Note shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Notes duly authenticated and delivered hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  Section 2.10 Cancellation of Notes. All Notes surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Company or any agent of the Company or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

                  Section 2.11 Temporary Notes. Pending the preparation of definitive Notes, the Company may execute and, upon receipt of an order from the Company, the Trustee shall authenticate and make available for delivery temporary Notes (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Notes shall be issuable as registered Notes without coupons, of any authorized denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company with the concurrence of the Trustee. Temporary Notes may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Note shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Notes. Without unreasonable delay the Company shall execute and shall furnish definitive Notes and thereupon temporary Notes may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for the purpose pursuant to Section 3.02, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Notes a like aggregate principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

                  Section 2.12 CUSIP Numbers. The Company in issuing the Notes may use a "CUSIP" number (if then generally in use), and the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such number either as printed on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification number printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP number or any additional CUSIP number obtained for the Series B Notes.

                                  ARTICLE III

                    COVENANTS OF THE COMPANY AND THE TRUSTEE

                  Section 3.01 Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Notes at the place or places, at the respective times and in the manner provided in the Notes. Each installment of interest on the Notes may be paid by mailing checks for such interest payable to or upon the written order of the Holders of Notes entitled thereto as they shall appear on the registry books of the Company, or by wire transfer to such Holders in immediately available funds, to such bank or other entity in the continental United States as shall be designated by such Holders and shall have appropriate facilities for such purpose, or in accordance with the standard operating procedures of the Depositary.

                  Section 3.02 Offices for Payments, etc. So long as any of the Notes remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, New York, the following: (a) an office or agency where the Notes may be presented for payment (each, a "PAYING AGENT"), (b) an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency



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

where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Company hereby initially designates the Corporate Trust Office of the Trustee as the offices or agencies for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

                  Section 3.03 Appointment to Fill a Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.11, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 3.04 Paying Agents. Whenever the Company shall appoint a Paying Agent other than the Trustee, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                           (a) that it will hold all sums received by it as such
agent for the payment of the principal of or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the Holders of the Notes or of the Trustee,

                           (b) that it will give the Trustee notice of any
failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of or interest on the Notes when the same shall be due and payable, and

                           (c) that it will pay any such sums so held in trust
by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

                  The Company will, prior to each due date of the principal of or interest on the Notes, deposit with the Paying Agent a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

                  If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

                  Anything in the prior two paragraphs to the contrary notwithstanding, in connection with any payment of principal and interest, the Company will, for so long as the Depositary is a Holder of the Notes, deposit sums with the Paying Agent sufficient to pay such amounts not later than the time required by the Depositary's rules and regulations as in effect at the time such payment is due.

                  Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Section 10.05 and Section 10.06.

                  Section 3.05 Certificates to Trustee. (a) The Company will deliver to the Trustee within 90 days after the end of each fiscal year of the Company a certificate from the principal executive, financial or accounting officer of the Company stating that such officer has conducted or supervised a review of the activities of the Company and its Restricted Subsidiaries and the Company's and its Restricted Subsidiaries' performance under this Indenture and that, to the best of such officer's knowledge, based upon such review, there has been no Default that is continuing thereunder and there has been no occurrence of a Reset Event or, if there has been a Default in the fulfillment of any such obligation or there has been an occurrence of a Reset Event, specifying each such Default or Reset Event and the nature and status thereof.

                           (b) The Company will deliver to the Trustee, as soon
as possible and in any event within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, setting forth the status of such event and what action the Company is taking or proposes to take with respect thereto.

                           (c) For so long as the Issuer is the Holder of any
Note or portion thereof, the Company will deliver to the Trustee, as soon as possible and in any event within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of the occurrence of any Reset Event or of any event which with the giving of notice and the lapse of time would become a Reset Event (in each case, other than a Reset Event arising as a result of the occurrence of the Interest Rate Reset Date), setting forth the status of such event and what action the Company is taking or proposes to take with respect thereto.

                           (d) The Company will deliver to the Trustee within
120 days after the end of each fiscal year of the Company a written statement by the Company's independent public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Notes as they relate to accounting matters, and (ii) whether, in connection with



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

their audit examination, any Default that is continuing has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof.

                  Section 3.06 Noteholders' Lists. If and so long as the Trustee shall not be the Registrar, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Notes pursuant to Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 15 days after each Regular Record Date as of such Regular Record Date, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished.

                  Section 3.07 Reports by the Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act of 1939, the Trustee shall, within sixty days after each August 15 following the date of this Indenture deliver to Holders a brief report, dated as of such August 15, which complies with the provisions of such Section 313(a).

                           (b) A copy of each such report shall, at the time of
such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Notes are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Notes are listed on any stock exchange or of any delisting thereof.

                  Section 3.08 Limitation on Consolidated Debt. (a) The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, Incur any Debt, unless, after giving pro forma effect to such Incurrence and the receipt and application of the net proceeds of such Incurrence, no Default or Event of Default would occur as a consequence of such Incurrence or be continuing following such Incurrence and either:

                                    (1) the ratio of (A) the aggregate
                  consolidated principal amount (or, in the case of Debt issued at a discount, the then Accreted Value) of Debt of the Company outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to

                  o the Incurrence of such Debt and any other Debt Incurred and that remains outstanding on the date as of which the Debt to be Incurred is to be Incurred (the "INCURRENCE DATE") since such balance sheet date and the receipt and application of the net proceeds thereof, in each case, as if such Incurrence, receipt and application had occurred on such balance sheet date, and

                  o the repayment, repurchase, retirement or extinguishment of any Debt since such balance sheet date, as if such repayment, repurchase, retirement or extinguishment had occurred on such balance sheet date, to

                                             (B) Consolidated Cash Flow
                  Available for Fixed Charges for the four full fiscal quarters next preceding the Incurrence of such Debt for which consolidated financial statements are available, determined on a pro forma basis as if any such Debt had been Incurred and the proceeds of such Debt had been applied, and any material Investment in, or acquisition or disposition of, any material asset outside the ordinary course of business consummated during, or since the end of, such period of four fiscal quarters had occurred at the beginning of such four fiscal quarters, would be less than 5.0 to 1.0; or

                                    (2) The Company's Consolidated Capital Ratio
                  is less than 2.25 to 1.0 as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to

                  o the Incurrence of such Debt and any other Debt Incurred and that remains outstanding on the Incurrence Date since such balance sheet date as if such Incurrence had occurred on such balance sheet date,

                  o the repayment, repurchase, retirement or extinguishment of any Debt since such balance sheet date, as if such repayment, repurchase or extinguishment had occurred on such balance sheet date,

                  o the issuance of any Capital Stock (other than Disqualified Stock) of the Company since such balance sheet date, including the issuance of any Capital Stock to be issued concurrently with the Incurrence of such Debt, as if such Incurrence had occurred on such balance sheet date, and

                  o the receipt and application of the net proceeds of such Debt or Capital Stock, as the case may be, as if such receipt and application of the proceeds therefrom had occurred on the balance sheet date.

                           (b) The restrictions in paragraph (a) do not prevent
the Company or any Restricted Subsidiary from Incurring any and all of the following, each of which shall be given independent effect:

                                    (1) Debt under the Notes, the Indenture or
                  any Domestic Restricted Subsidiary Guarantee;

                                    (2) Debt under Credit Facilities in an
                  aggregate principal amount outstanding or available (together with all refinancing Debt outstanding or available pursuant to clause (8) below in respect of Debt previously Incurred pursuant to this clause (2)) at any one time not to exceed the greater of

                                             (x) $2.0 billion, less

                  o the amount of all mandatory principal payments actually made by the Company or any Restricted Subsidiary in respect of term loans thereunder (excluding any such payments to the extent refinanced at the time of payment under a new Credit Facility), and

                  o in the case of a revolving facility, reduced by any required permanent repayments actually made (which are accompanied by a corresponding permanent commitment reduction) under the revolving facility (excluding any such repayments and commitment reductions to the extent refinanced and replaced at the time under a new Credit Facility), and

                                             (y) 85% of the Eligible
                           Receivables;

                                    (3) Purchase Money Debt; provided that the
                  amount of such Purchase Money Debt does not exceed 100% of the cost of the construction, installation, acquisition, lease, development or improvement of the applicable
                  Telecommunications Assets;

                                    (4) Subordinated Debt of the Company;
                  provided, however, that the aggregate principal amount of such Debt, together with any other outstanding Debt Incurred pursuant to this clause (4), shall not exceed $500 million at any one time (which amount shall be permanently reduced by the amount of Net Available Proceeds used to repay Subordinated Debt of the Company, and not reinvested in Telecommunications Assets or used to purchase Notes or repay other Debt, pursuant to the covenant described in Section 3.15), except to the extent such Debt in excess of $500 million

                                             (A) is subordinated to all other
                  Debt of the Company other than Debt Incurred pursuant to this clause (4) in excess of such $500 million limitation,

                                             (B) does not provide for the
                  payment of cash interest on such Debt prior to the Stated Maturity of the Notes, and

                                             (C) does not

                  o provide for payments of principal of such Debt at stated maturity or by way of a sinking fund applicable to the payment of such Debt or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Debt upon any event of default under such Debt), in each case, on or prior to the Stated Maturity of the Notes, and

                  o permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such Debt at the option of the holder of such Debt on or prior to the Stated Maturity of the Notes, other than, in the case of each of these points under (C), a redemption or retirement at the option of the holder of such Debt, including pursuant to an offer to purchase made by the Company, which is conditioned upon a change of control or asset disposition pursuant to provisions substantially similar to those described in Section 3.15 and Section 3.18;

                                    (5) Debt outstanding on the date of the
                  Indenture;

                                    (6) Debt owed by the Company to any
                  Restricted Subsidiary of the Company or Debt owed by a Restricted Subsidiary of the Company to the Company or a Restricted Subsidiary of the Company; provided, however, that

                  o upon any subsequent transfer, conveyance or other disposition by any such Restricted Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Restricted Subsidiary of the Company, or

                  o if for any reason such Restricted Subsidiary ceases to be a Restricted Subsidiary,

the provisions of this clause (6) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred by the issuer thereof at the time of such transfer, conveyance or other disposition or when such Restricted Subsidiary ceases to be a Restricted Subsidiary;

                                    (7) Debt Incurred by a Person prior to the
                  time

                                             (A) such Person became a Restricted
                  Subsidiary,

                                             (B) such Person merges into or
                  consolidates with a Restricted Subsidiary, or

                                             (C) another Restricted Subsidiary
                  merges into or consolidates with such Person, in a transaction in which such Person becomes a Restricted Subsidiary, which Debt was not Incurred with, or in anticipation of, such transaction or such Person becoming a Restricted Subsidiary;

                                    (8) Debt Incurred to renew, extend,
                  refinance, defease, repay, replace, prepay, repurchase, redeem, retire, exchange or refund (each, a "REFINANCING") Debt Incurred pursuant to clause (1), (2), (3), (5), (7) or
                  (13) of this paragraph (b) or this clause (8), in an aggregate principal amount, or if issued at a discount, the then Accreted Value, not to exceed the aggregate principal amount, or if issued at a discount, the then Accreted Value, of and accrued interest on the Debt so refinanced plus the amount of any premium, accrued interest, prepayment penalties, fees and expenses required to be paid with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium or accrued interest reasonably determined by the Board of Directors of the Company as necessary to accomplish such refinancing by means of a redemption, tender offer or privately negotiated repurchase plus the amount of fees and expenses incurred with such redemption, tender offer or privately negotiated repurchase; provided, however, that

                  o the refinancing Debt shall not be senior in right of payment to the Debt that is being refinanced, and

                  o in the case of any refinancing of Debt Incurred pursuant to clause (1), (5) or (7) or, if such Debt previously refinanced Debt Incurred pursuant to any such clause, this clause (8), the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued,

                  (x) does not provide for payments of principal of such Debt at stated maturity or by way of a sinking fund applicable to the payment of such Debt or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company, including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Debt upon any event of default under such Debt, in each case, prior to the time the same are required by the terms of the Debt being refinanced, and

                  (y) does not permit redemption or other retirement, including pursuant to an offer to purchase made by the Company, of such Debt at the option of the holder of such Debt prior to the time the same are required by the terms of the Debt being refinanced, other than, in the case of clause (x) or (y), any such payment, redemption or other retirement, including pursuant to an offer to purchase made by the Company, which is conditioned upon a change of control or asset sale pursuant to provisions substantially similar to those in Section 3.15 and Section 3.18;

provided further that the above clauses (x) and (y) and the limitation on the aggregate principal amount referred to above in this clause (8) shall not apply to any refinancing of all of the Notes then outstanding;

                                    (9) Debt

                                             (A) in respect of performance,
                  surety or appeal bonds, Guarantees, letters of credit or reimbursement obligations Incurred or provided in the ordinary course of business securing the performance of contractual, franchise, lease, self-insurance or license obligations and not in connection with the Incurrence of Debt, or

                                             (B) in respect of customary
                  agreements providing for indemnification, adjustment of purchase price after closing, or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any such obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the

                  Company (other than Guarantees of Debt Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary of the Company for the purpose of financing such acquisition) and in an aggregate principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                                    (10) Debt consisting of Permitted Interest
                  Rate or Currency Protection Agreements;

                                    (11) Debt secured by Receivables originated
                  by the Company or any Restricted Subsidiary and related assets; provided that such Debt is nonrecourse to the Company and any of its other Restricted Subsidiaries; provided further, that Receivables shall not be available at any time to secure Debt under this clause (11) to the extent that they are used as the basis for the Incurrence of Debt pursuant to clause (2) (y) of this paragraph (b);

                                    (12) [RESERVED];

                                    (13) Debt Incurred pursuant to the lease,
                  dated as of September 2, 1998, between 1998 WCI Trust, as lessor, and WCL, as lessee, in an aggregate principal amount not to exceed $750 million at any one time outstanding; and

                                    (14) Debt not otherwise permitted to be
                  Incurred pursuant to clauses (1) through (13) above, which, together with any other outstanding Debt Incurred pursuant to this clause (14), has an aggregate principal amount not in excess of $50 million at any time outstanding.

         Notwithstanding any other provision of this Section, the maximum amount of Debt that the Company or a Restricted Subsidiary may Incur pursuant to this Section will not be exceeded solely as a result of fluctuations in the exchange rates of currencies.

         For purposes of determining any particular amount of Debt under this
Section:

                  o Guarantees, Liens or obligations with respect to letters of credit supporting Debt otherwise included in the determination of such particular amount shall not be included; and

                  o any Liens granted for the benefit of the Notes pursuant to the equal and ratable provisions referred to in Section 3.13, and Liens granted for the benefit of the 2000 Notes and the 1999 Notes pursuant to the equal and ratable provisions of the 2000 Indenture and the 1999 Indenture governing limitation on Liens, shall not be treated as Debt.

                  For purposes of determining compliance with this Section, if an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, the Company, in its sole discretion, may classify such item of Debt and only be required to include the amount and type of such Debt in one of such clauses, but also may classify a portion of such item of Debt in more than one of such clauses and in any order the Company so chooses.

                  Section 3.09 Limitation on Debt of Restricted Subsidiaries. The Company may not permit any Restricted Subsidiary that is not a Guarantor to Incur any Debt except any and all of the following, each of which shall be given independent effect:

                                    (1) Domestic Restricted Subsidiary
                  Guarantees;

                                    (2) Debt outstanding on the date of the
                  Indenture;

                                    (3) Debt of Restricted Subsidiaries under
                  Credit Facilities permitted to be Incurred pursuant to clause
                  (2) of paragraph (b) of Section 3.08;

                                    (4) Purchase Money Debt of Restricted
                  Subsidiaries permitted to be Incurred pursuant to clause (3) of paragraph (b) of Section 3.08;

                                    (5) Debt owed by a Restricted Subsidiary to
                  the Company or a Restricted Subsidiary of the Company permitted to be Incurred pursuant to clause (6) of paragraph
                  (b) of Section 3.08;

                                    (6) Debt of Restricted Subsidiaries
                  consisting of Permitted Interest Rate or Currency Protection Agreements permitted to be Incurred pursuant to clause (10) of paragraph (b) of Section 3.08;

                                    (7) Debt of Restricted Subsidiaries
                  permitted to be Incurred under clause (7) of paragraph (b) of
                  Section 3.08;

                                    (8) Debt of Restricted Subsidiaries
                  permitted to be Incurred under clause (9) or (14) of paragraph
                  (b) of Section 3.08;

                                    (9) Debt of Restricted Subsidiaries secured
                  by Receivables originated by the Company or any Restricted Subsidiary and related assets permitted to be Incurred under clause (11) of paragraph (b) of Section 3.08;

                                    (10) [RESERVED];

                                    (11) Debt Incurred pursuant to the lease,
                  dated as of September 2, 1998, between 1998 WCI Trust, as lessor, and Williams Communications, Inc., as lessee, in an aggregate principal amount not to exceed $750 million at any one time outstanding; and

                                    (12) Debt which is Incurred to refinance any
                  Debt of a Restricted Subsidiary permitted to be Incurred pursuant to clauses (1), (2), (3), (4), (7) or (11) of this paragraph or this clause (12), in an aggregate principal amount (or if issued at a discount, the then Accreted Value) not to exceed the aggregate principal amount (or if issued at a discount, the then Accreted Value) of the Debt so refinanced, plus the amount of any premium, prepayment penalties, accrued interest, fees and expenses required to be paid for such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium or accrued interest reasonably determined by the Board of Directors of the Company as necessary to accomplish such refinancing by means of a redemption, tender offer or privately negotiated repurchase, plus the amount of fees and expenses of the Company and the applicable Restricted Subsidiary Incurred with such refinancing; provided, however, that, in the case of any refinancing of Debt Incurred pursuant to clause (1), (2) or
                  (7) of this paragraph or, if such Debt previously refinanced Debt Incurred pursuant to any such clause, this clause (12), the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued,

                           (x) does not provide for payments of principal at the
                  stated maturity of such Debt or by way of a sinking fund applicable to such Debt or by way of any mandatory redemption, defeasance, retirement or repurchase of such Debt by the Company or any Restricted Subsidiary, including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder, in each case prior to the time the same are required by the terms of the Debt being refinanced, and

                           (y) does not permit redemption or other retirement,
                  including pursuant to an offer to purchase made by the Company or a Restricted Subsidiary, of such Debt at the option of the holder of such Debt prior to the stated maturity of the Debt being refinanced, other than, in the case of clause (x) or (y), any such payment, redemption or other retirement, including pursuant to an offer to purchase made by the Company or a Restricted Subsidiary, which is conditioned upon the change of control or asset sale of the Company pursuant to provisions substantially similar to those in Section 3.15 and Section 3.18;

         provided further that the above clauses (x) and (y) and the limitation on the aggregate principal amount referred to above in this clause (12) shall not apply to any refinancing of all of the Notes then outstanding.

         Notwithstanding any other provision of this Section, the maximum amount of Debt that a Restricted Subsidiary may Incur pursuant to this Section will not be exceeded solely as a result of fluctuations in the exchange rates of currencies.

         For purposes of determining any particular amount of Debt under this Section, Guarantees, Liens or obligations with respect to letters of credit supporting Debt otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this Section, if an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, the Company, in its sole discretion, may classify such item of Debt and only be required to include the amount and type of such Debt in one of such clauses, but also may classify a portion of such item of Debt in more than one of such clauses and in any order the Company so chooses.

                  Section 3.10 Limitation on Issuances of Guarantees by, and Debt Securities of, Domestic Restricted Subsidiaries. The Company will not permit any of its Domestic Restricted Subsidiaries, directly or indirectly, to issue or Guarantee any Debt Securities, unless such Domestic Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to the Indenture providing for the Guarantee of the payment of the Notes by such Domestic Restricted Subsidiary, which Guarantee shall be senior to or rank equally with such Debt Securities. Any such Guarantee by a Domestic Restricted Subsidiary of the Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged upon a sale or other disposition, by way of merger or otherwise, to any Person not an Affiliate of the Company, of the Company's equity interest in, or the assets of, such Domestic Restricted Subsidiary, which sale or other disposition results in such Domestic Restricted Subsidiary ceasing to be a Domestic Restricted Subsidiary and such sale or other disposition is made in compliance with, and the Net Available Proceeds therefrom are applied in accordance with, the applicable provisions of the Indenture.

                  The foregoing provisions will not be applicable to:

                  o Guarantees of Debt Securities of a Person by its subsidiaries in effect prior to the time such Person is merged with or into or became a Domestic Restricted Subsidiary, provided that such Guarantees do not extend to any other Debt Securities of such Person or any other Person; and

                  o any one or more Guarantees of up to $100 million in aggregate principal amount of Debt Securities of the Company or any Domestic Restricted Subsidiary at any time outstanding.

                  Section 3.11 Limitation on Restricted Payments. (a) The
                  Company:

                                    (1) may not, and may not permit any
                  Restricted Subsidiary to, directly or indirectly, declare or pay any dividend, or make any distribution, in respect of its Capital Stock or to the holders of its Capital Stock, excluding any dividends or distributions which are made solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary declaring, paying or making any such dividend or distribution is not a Wholly Owned Subsidiary, to the other stockholders or equity owners of such Restricted Subsidiary on a pro rata basis or on a basis that results in the receipt by the Company or a Restricted Subsidiary of dividends or distributions of greater value than it would receive on a pro rata basis) or any dividends or distributions payable solely in shares of Capital Stock of the Company, other than Disqualified Stock, or in options, warrants or other rights to acquire Capital Stock of the Company, other than Disqualified Stock;

                                    (2) may not, and may not permit any
                  Restricted Subsidiary to, purchase, redeem, or otherwise retire or acquire for value

                  o any Capital Stock of the Company or any Restricted Subsidiary of the Company, or

                  o any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or any Restricted Subsidiary or any securities convertible into or exchangeable for shares of Capital Stock of the Company or any Restricted Subsidiary,

except, in any such case, any such purchase, redemption or retirement or acquisition for value

                  o paid to the Company or a Restricted Subsidiary (or, in the case of any such purchase, redemption or other retirement or acquisition for value with respect to a Restricted Subsidiary that is not a Wholly Owned Subsidiary, to the other stockholders or equity owners of such Restricted Subsidiary on a pro rata basis or on a basis that results in the receipt by the Company or a Restricted Subsidiary of payments of greater value than it would receive on a pro rata basis), or

                  o paid solely in shares of Capital Stock, other than Disqualified Stock, of the Company;

                                    (3) may not make, or permit any Restricted
                  Subsidiary to make, any Investment, other than an Investment in the Company or a Restricted Subsidiary or a Permitted Investment, in any other Person, including the Designation of any Restricted Subsidiary as an Unrestricted Subsidiary, or the Revocation of any such Designation, according to Section 3.20;

                                    (4) may not, and may not permit any
                  Restricted Subsidiary to, redeem, defease, repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which is subordinate in right of payment to the Notes (other than any redemption, defeasance, repurchase, retirement or other acquisition or retirement for value made in anticipation of satisfying a scheduled maturity, repayment or sinking fund obligation due within one year thereof); and

                                    (5) may not, and may not permit any
                  Restricted Subsidiary to, issue, transfer, convey, sell or otherwise dispose of Capital Stock of any Restricted Subsidiary to a Person other than the Company or another Restricted Subsidiary if the result thereof is that such Restricted Subsidiary shall cease to be a Restricted Subsidiary, in which event the amount of such "Restricted Payment" shall be the Fair Market Value of the remaining interest, if any, in such former Restricted Subsidiary held by the Company and the other Restricted Subsidiaries;

         each of clauses (1) through (5) being a "RESTRICTED PAYMENT," if:

                                             (A) an Event of Default or a Reset
                  Event, or an event that with the passing of time or the giving of notice, or both, would constitute an Event of Default or a Reset Event (other than a Reset Event arising as a result of the occurrence of the Interest Rate Reset Date), shall have occurred and be continuing; or

                                             (B) upon giving effect to such
                  Restricted Payment, the Company could not Incur at least $1.00 of additional Debt pursuant to paragraph (a) of Section 3.08; or

                                             (C) upon giving effect to such
                  Restricted Payment, the aggregate of all Restricted Payments made on or after October 6, 1999, plus Permitted Investments made on or after October 6, 1999 pursuant to clause (i) or (n) of the definition thereof, other than any such Permitted Investments that are Permitted Investments in the Company or any Restricted Subsidiary (the amount of any such Restricted Payment or Permitted Investment, if made other than in cash, to be based upon Fair Market Value), exceeds the sum of:

                  o 50% of cumulative Consolidated Net Income (or, if Consolidated Net Income is negative, 100% of such negative amount) since March 31, 2000, through the last day of the last full fiscal quarter for which consolidated financial statements are available;

                  o in the case of any Revocation made after October 6, 1999, an amount equal to the lesser of the portion (proportionate to the Company's direct or indirect equity interest in the Subsidiary to which such Revocation relates) of the Fair Market Value of the net assets of such Subsidiary at the time of Revocation and the amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Subsidiary; and

                  o the aggregate amount of Returned Investments since October 6, 1999 and on or prior to the date of such Restricted Payment;

provided, however, that the Company or a Restricted Subsidiary of the Company may, without regard to the limitations in clause (C) but subject to clauses (A) and (B) above, make Restricted

Payments in an aggregate amount not to exceed the sum of $50 million and the aggregate net cash proceeds received after October 6, 1999:

                                    (1) as capital contributions to the Company,
                  or proceeds from the issuance, other than to a Subsidiary, of Capital Stock, other than Disqualified Stock, of the Company and options, warrants or rights to purchase or acquire shares of Capital Stock (other than Disqualified Stock) of the Company, and

                                    (2) from the issuance or sale of Debt of the
                  Company or any Restricted Subsidiary, other than to a Subsidiary, the Company or a Plan, that after October 6, 1999 has been converted into or exchanged for Capital Stock, other than Disqualified Stock, of the Company;

                  provided further that, in the case of the issuance of Capital Stock of the Company to any Plan, if such Plan Incurs any Debt for the purpose of purchasing such Capital Stock, the aggregate net cash proceeds from such issuance shall be included for purposes of the above proviso only to the extent of any increase in the Consolidated Net Worth of the Company resulting from principal repayments made with respect to the Debt Incurred to finance the purchase of such Capital Stock.

         The aggregate net cash proceeds referred to in the immediately preceding clauses (1) and (2) shall not be utilized to make Restricted Payments pursuant to such clauses to the extent such proceeds have been utilized to make Permitted Investments under clause (i) of the definition of "Permitted Investments."

                           (b) The restrictions in paragraph (a) do not prevent
the following:

                                    (1) The Company or any Restricted Subsidiary
                  may pay any dividend on Capital Stock of any class of the Company or such Restricted Subsidiary within 60 days after the declaration of such dividend if, on the date when the dividend was declared, the Company or such Restricted Subsidiary, as the case may be, could have paid such dividend in accordance with the above provisions; provided, however, that at the time of such payment of such dividend, no other Event of Default or Reset Event shall have occurred and be continuing, or result from, the payment of such dividend;

                                    (2) The Company or any Restricted Subsidiary
                  may repurchase, redeem, acquire, cancel or otherwise retire for value any shares of its Common Stock or options to acquire its Common Stock from Persons who are currently or were formerly directors, officers or employees of the Company or any of its Subsidiaries or other Affiliates, or their estates or beneficiaries under their estates, or from any Plan, upon death, disability, retirement or termination of employment in an amount not to exceed $3 million in any 12-month period;

                                    (3) The Company and any Restricted
                  Subsidiary may refinance any Debt otherwise permitted by clause (8) of paragraph (b) of Section 3.08 or clause (12) of
                  Section 3.09;

                                    (4) The Company and any Restricted
                  Subsidiary may retire or repurchase any Capital Stock of the Company or of any Restricted Subsidiary or any Subordinated Debt of the Company in exchange for, or out of the proceeds of the substantially concurrent sale, other than to a Subsidiary of the Company or any Plan, of, Capital Stock, other than Disqualified Stock, of the Company; provided that the proceeds from any such exchange or sale of Capital Stock shall be excluded from any calculation pursuant to clause (b) of the definition of "Invested Capital";

                                    (5) The Company or any Restricted Subsidiary
                  may purchase shares of Capital Stock of the Company or any Restricted Subsidiary of the Company for the purpose of contributing such shares to any Plan; provided that all such purchases referred to in this clause (5) may not exceed $10 million in any 12-month period;

                                    (6) The Company or any Restricted Subsidiary
                  may purchase all, but not less than all, excluding directors' qualifying shares, of the Capital Stock or other ownership interests in a Subsidiary of the Company which Capital Stock or other ownership interests were not until that time owned by the Company or a Subsidiary of the Company such that after giving effect to such purchase such Subsidiary becomes a Wholly Owned Subsidiary of the Company;

                                    (7) The Company or any Restricted Subsidiary
                  may redeem, defease, repurchase, retire or acquire for value any Subordinated Debt upon a Change of Control or Asset Disposition to the extent required by the Indenture or other agreement pursuant to which such Subordinated Debt was issued, but only if the Com-pany has first complied with its obligations under Section
                  3.15 and Section 3.18; and

                                    (8) The Company or any Restricted Subsidiary
                  may make distributions to the stockholders or equity owners of Restricted Subsidiaries that are partnerships, limited liability companies that are treated as partnerships for U.S. tax purposes or other similar pass-through entities in order to reimburse or compensate such other stockholders or equity owners for income taxes attributable to the operations of such Restricted Subsidiaries as required by the formation agreement, operating agreement or partnership agreement or similar governing document of the Restricted Subsidiary.

         The Restricted Payments described in the foregoing clauses (1), (2),
(5), (6) and (7) shall be included in the calculation of Restricted Payments; the Restricted Payments described in clauses (3), (4) and (8) shall be excluded in the calculation of Restricted Payments.

                  Section 3.12 Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. (a) The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction, other than pursuant to law or regulation, on the ability of any Restricted Subsidiary:

                                    (1) to pay dividends, in cash or otherwise,
                  or make any other distributions in respect of its Capital Stock owned by the Company or any other Restricted Subsidiary or pay any Debt or other obligation owed to the Company or any other Restricted Subsidiary,

                                    (2) to make loans or advances to the Company
                  or any other Restricted Subsidiary, or

                                    (3) to transfer any of its Property to the
                  Company or any other Restricted Subsidiary.

                           (b) Despite the above limitation, the Company may,
and may permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist:

                                    (1) any encumbrance or restriction pursuant
                  to any agreement in effect on the date of the Indenture or pursuant to the Permanent Credit Facility (or, in each case, encumbrances or restrictions that are substantially similar taken as a whole);

                                    (2) any customary (as conclusively
                  determined in good faith by the Chief Financial Officer of the Company) encumbrance or restriction applicable to a Restricted Subsidiary that is contained in an agreement or instrument governing or relating to Debt contained in any Credit Facilities or Purchase Money Debt; provided that such encumbrances and restrictions do not prohibit the distribution of funds to the Company in an amount sufficient for the Company to make the timely payment of interest, premium, if any, and principal (whether at stated maturity, by way of a sinking fund applicable thereto, by way of any mandatory redemption, defeasance, retirement or repurchase thereof, including upon the occurrence of designated events or circumstances or by virtue of acceleration upon an event of default, or by way of redemption or retirement at the option of the holder of the Debt, including pursuant to offers to purchase) according to the terms of the Indenture and the Notes and other Debt that is solely an obligation of the Company; provided further that such agreement may nevertheless contain customary (as so determined) net worth, restricted payment, leverage, interest coverage, invested capital and other financial covenants, customary (as so determined) covenants regarding the merger of or sale of all or any substantial part of the assets of the Company or any Restricted Subsidiary, customary (as so determined) restrictions on transactions with affiliates and customary (as so determined) subordination provisions governing Debt owed to the Company or any Restricted Subsidiary;

                                    (3) any encumbrance or restriction pursuant
                  to an agreement relating to any Acquired Debt, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired;

                                    (4) any encumbrance or restriction pursuant
                  to an agreement effecting a refinancing of Debt Incurred pursuant to an agreement referred to in clause (1), (2) or (3) of this paragraph (b); provided, however, that the provisions contained in such agreement relating to such encumbrance or restriction are no more restrictive (as so determined) in any material respect than the provisions contained in the agreement governing the Debt being refinanced;

                                    (5) in the case of clause (3) of paragraph
                  (a) above, any encumbrance or restriction contained in any security agreement (including a Capital Lease Obligation) securing Debt of the Company or a Restricted Subsidiary otherwise permitted under the Indenture, but only to the extent such restrictions restrict the transfer of the Property subject to such security agreement;

                                    (6) in the case of clause (3) of paragraph
                  (a) above, customary provisions

                  o that restrict the subletting, assignment or transfer of any Property that is the subject of a lease, license, conveyance or similar contract,

                  o contained in asset sale or other asset disposition agreements limiting the transfer of the Property being sold or disposed of pending the closing of such sale or disposition, or

                  o arising or agreed to in the ordinary course of business, not relating to any Debt, and that do not, individually or in the aggregate, detract from the value of Property of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary,

                                    (7) any encumbrance or restriction with
                  respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or Property of such Restricted Subsidiary, provided that the consummation of such transaction would not result in a Default or an Event of Default or a Reset Event, that such restriction terminates if such transaction is abandoned and that the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into;

                                    (8) any encumbrance or restriction pursuant
                  to the Indenture and the Notes (or encumbrances or restrictions that are substantially similar taken as a whole); and

                                    (9) Permitted Liens.

                  Section 3.13 Limitation on Liens. The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, Incur or suffer to exist any Lien on or with respect to any Property now owned or acquired after the date of this Indenture to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Notes

                  o equally and ratably with such Debt as to such Property for so long as such Debt will be so secured, or

                  o in the event such Debt is Debt of the Company or a Guarantor which is subordinate in right of payment to the Notes or the applicable Domestic Restricted Subsidiary Guarantee, prior to such Debt as to such Property for so long as such Debt will be so secured.

These restrictions shall not apply to:

                                    (1) Liens existing on the date of this

                  Indenture;

                                    (2) Liens Incurred on or after the date of
                  this Indenture pursuant to any Credit Facility to secure Debt permitted to be Incurred pursuant to clause (2) of paragraph
                  (b) of Section 3.08;

                                    (3) Liens securing Debt in an amount which,
                  together with the aggregate amount of Debt then outstanding or available under all Credit Facilities (together with all refinancing Debt then outstanding or available pursuant to clause (8) of paragraph (b) of Section 3.08 in respect of Debt previously Incurred under Credit Facilities), does not exceed
                  1.5 times the Company's Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters preceding the Incurrence of such Lien for which the Company's consolidated financial statements are available, determined on a pro forma basis as if such Debt had been Incurred and the proceeds thereof had been applied at the beginning of such four fiscal quarters;

                                    (4) Liens in favor of the Company or any
                  Restricted Subsidiary; provided, however, that any subsequent issue or transfer of Capital Stock or other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of the Debt secured by any such Lien, except to the Company or a Restricted Subsidiary, shall be deemed, in each case, to constitute the Incurrence of such Lien by the issuer thereof;

                                    (5) Liens to secure Purchase Money Debt
                  permitted to be Incurred pursuant to clause (3) of paragraph
                  (b) of Section 3.08; provided that any such Lien may not extend to any Property other than the Telecommunications Assets installed, constructed, acquired, leased, developed or improved with the proceeds of such Purchase Money Debt and any improvements or accessions thereto (it being understood that all Debt to any single lender or group of related lenders or outstanding under any single credit facility, and in any case relating to the same group or collection of Telecommunications Assets financed thereby, shall be considered a single Purchase Money Debt, whether drawn at one time or from time to time);

                                    (6) Liens to secure Acquired Debt; provided
                  that

                  o such Lien attaches to the acquired Property prior to the time of the acquisition of such Property, and

                  o        such Lien does not extend to or cover any other
                           Property,

                                    (7) Liens to secure Debt permitted to be
                  Incurred pursuant to clause (13) of paragraph (b) of Section 3.08;

                                    (8) Liens to secure Debt Incurred to
                  refinance, in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (1), (2), (5), (6) and
                  (7) or this clause (8) so long as such Lien does not extend to any other Property (other than improvements and accessions to the original Property) and the principal amount of Debt so secured is not increased except as otherwise permitted under clause (8) of paragraph (b) of Section 3.08 or clause (12) of
                  Section 3.09;

                                    (9) Liens to secure Debt consisting of
                  Permitted Interest Rate and Currency Protection Agreements permitted to be Incurred pursuant to clause (10) of paragraph
                  (b) of Section 3.08;

                                    (10) Liens to secure Debt secured by
                  Receivables permitted to be Incurred pursuant to clause (11) of paragraph (b) of Section 3.08;

                                    (11) Liens granted after the date of the
                  Indenture to secure the Notes;

                                    (12) Permitted Liens; and

                                    (13) Liens not otherwise permitted by the
                  foregoing clauses (1) through (12) that, at the time of Incurrence thereof, taken together with all other Liens Incurred after the date of the Indenture in reliance on this clause (13) and which remain in existence, secure Debt in an aggregate principal amount not to exceed 5% of the Company's Consolidated Tangible Assets as of the most recent balance sheet date as of which the Company's consolidated balance sheet is available.

                  Section 3.14 Limitation on Sale and Leaseback Transactions. The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, enter into, assume, Guarantee or otherwise become liable with respect to any Sale and Leaseback Transaction, unless:

                                    (1) The Company or such Restricted
                  Subsidiary would be entitled to Incur

                  o Debt in an amount equal to the Attributable Value of the Sale and Leaseback Transaction pursuant to the covenant described in Section 3.08, and

                  o a Lien pursuant to the covenant described in Section 3.13, equal in amount to the Attributable Value of the Sale and Leaseback Transaction, without also securing the Notes; and

                                    (2) the Sale and Leaseback Transaction is
                  treated as an Asset Disposition and all of the conditions described in Section 3.15 (including the provisions concerning the application of Net Available Proceeds) are satisfied with respect to such Sale and Leaseback Transaction, treating all of the consideration received in such Sale and Leaseback Transaction as Net Available Proceeds for purposes of such covenant.

                  Section 3.15 Limitation on Asset Dispositions. The Company may not, and may not permit any Restricted Subsidiary to, make any Asset Disposition unless:

                                    (1) The Company or the Restricted
                  Subsidiary, as the case may be, receives consideration for such disposition at least equal to the Fair Market Value for the Property sold or disposed of; and

                                    (2) at least 75% of the consideration for
                  such disposition consists of cash or Cash Equivalents or the assumption of Debt of the Company or any Restricted Subsidiary (other than Debt that is subordinated to the Notes or any Domestic Restricted

                  Subsidiary Guarantee) and release of the Company and all Restricted Subsidiaries from all liability on the Debt assumed (or if less than 75%, the remainder of such consideration consists of Telecommunications Assets).

                  The Net Available Proceeds or any portion thereof from Asset Dispositions may be applied by the Company or a Restricted Subsidiary, to the extent the Company or such Restricted Subsidiary elects or is required by the terms of any Debt:

                  o to the permanent repayment or reduction of Debt then outstanding under any Credit Facility, to the extent such Credit Facility would require such application or prohibit payments pursuant to an Offer to Purchase in accordance with this Section 3.15 (other than Debt owed to the Company or any Affiliate of the Company); or

                  o to reinvest in Telecommunications Assets (including by means of an Investment in Telecommunications Assets by a Restricted Subsidiary with Net Available Proceeds received by the Company or another Restricted Subsidiary).

Prior to the payment in full of all outstanding Senior Notes, all Net Available Proceeds from an Asset Disposition in excess of a cumulative aggregate amount of $10,000,000 shall be applied in accordance with this paragraph.

                  Any Net Available Proceeds from an Asset Disposition not applied in accordance with the preceding paragraph within 360 days from the date of the receipt of such Net Available Proceeds shall constitute "Excess Proceeds." After the payment in full of all outstanding Senior Notes, when the aggregate amount of Excess Proceeds exceeds $10 million, the Company will be required to make an Offer to Purchase with such Excess Proceeds on a pro rata basis according to principal amount, or, in the case of Debt issued at a discount, the then Accreted Value, for

                           (x) outstanding Notes at a price in cash equal to
                  100% of the principal amount of the Notes on the purchase date plus accrued and unpaid interest, if any, on the Notes, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date, and

                           (y) any other Debt of the Company or any Guarantor
                  that ranks equally with the Notes, or any Debt of a Restricted Subsidiary that is not a Guarantor, at a price no greater than 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the purchase date, or 100% of the then Accreted Value plus accrued and unpaid interest, if any, to the purchase date in the case of original issue discount Debt, to the extent, in the case of this clause (y), required under the terms of such Debt (other than Debt owed to the Company or any Affiliate of the Company).

         To the extent there are any remaining Excess Proceeds following the completion of any required Offer to Purchase, the Company shall apply such Excess Proceeds to the repayment of other Debt of the Company or any Restricted Subsidiary, to the extent permitted or required under the terms of such other Debt. Any other remaining Excess Proceeds may be applied to any use as determined by the Company which is not otherwise prohibited by the Indenture, and the amount of Excess Proceeds shall be reset to zero.

                  Section 3.16 Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries. The Company may not, and may not permit any Restricted Subsidiary to, issue, transfer, convey, sell or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary to any Person other than the Company or a Restricted Subsidiary except:

                                    (1) a sale of all of the Capital Stock of
                  such Restricted Subsidiary owned by the Company and any Restricted Subsidiary that complies with the provisions described in the section above entitled Section 3.15 to the extent such provisions apply,

                                    (2) in a transaction that results in such
                  Restricted Subsidiary becoming a Joint Venture; provided

                  o such transaction complies with the provisions described in Section 3.15 to the extent such provisions apply, and

                  o the remaining interest of the Company or any other Restricted Subsidiary in such Joint Venture would have been permitted as a new Restricted Payment or Permitted Investment under the provisions of Section 3.11;

                                    (3) the issuance, transfer, conveyance, sale
                  or other disposition of shares of such Restricted Subsidiary so long as after giving effect to such transaction such Restricted Subsidiary remains a Restricted Subsidiary and such transaction complies with the provisions described in Section
                  3.15 to the extent such provisions apply;

                                    (4) the transfer, conveyance, sale or other
                  disposition of shares required by applicable law or regulation;

                                    (5) if required, the issuance, transfer,
                  conveyance, sale or other disposition of directors' qualifying shares;

                                    (6) Disqualified Stock issued in exchange
                  for, or upon conversion of, or the proceeds of the issuance of which are used to redeem, replace, refund or refinance, shares of Disqualified Stock of such Restricted Subsidiary, provided that the amounts of the redemption obligations of such Disqualified Stock shall not exceed the amounts of the redemption obligations of, and such Disqualified Stock shall have redemption obligations no earlier than those required by, the Disqualified Stock being exchanged, converted, redeemed, replaced, refunded or refinanced;

                                    (7) in a transaction where the Company or a
                  Restricted Subsidiary acquires at the same time not less than its Proportionate Interest in such issuance of Capital Stock;

                                    (8) Capital Stock issued and outstanding on
                  the date of the Indenture;

                                    (9) Capital Stock of a Restricted Subsidiary
                  issued and outstanding prior to the time that such Person becomes a Restricted Subsidiary so long as such Capital Stock was not issued in contemplation of such Person's becoming a Restricted Subsidiary or otherwise being acquired by the Company; and

                                    (10) an issuance of Preferred Stock of a
                  Restricted Subsidiary (other than Preferred Stock convertible or exchangeable into Common Stock of any Restricted Subsidiary) otherwise permitted by the Indenture.

                  Section 3.17 Limitation on Transactions with Affiliates. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, sell, lease, transfer, or otherwise dispose of any of its Property to, or purchase any Property from, or enter into any contract, agreement, understanding, loan, advance, Guarantee or transaction, including the rendering of services, with or for the benefit of, any Affiliate (each of the foregoing, an "AFFILIATE TRANSACTION"), unless:

                           (a) such Affiliate Transaction or series of Affiliate
Transactions is in the best interest of the Company or such Restricted Subsidiary and on terms that are fair and reasonable to, and in the best interests of, the Company or the Restricted Subsidiary, as the case may be; and

                           (b) The Company delivers to the Trustee

                  o with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments in excess of $10 million but less than $15 million, a certificate of the chief executive, operating or financial officer of the Company evidencing such officer's determination that such Affiliate Transaction or series of Affiliate Transactions complies with clause (a) above, and

                  o with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments equal to or in excess of $15 million, a board resolution certifying that such Affiliate Transaction or series of Affiliate Transactions complies with clause (a) above and that such Affiliate Transaction or series of Affiliate Transactions has been approved by the Board of Directors of the Company, including a majority of the disinterested members of the Board of Directors of the Company; provided that, if there shall not be at least two disinterested members of the Board of Directors of the Company with respect to the Affiliate Transaction, the Company shall, in addition to such board resolution, file with the Trustee a written opinion from an investment banking firm of national standing in the United States which, in the good faith judgment of the Board of Directors of the Company, is independent with respect to the Company and its Affiliates and qualified to perform such task, which opinion shall be to the effect that the consideration to be paid or received in connection with such Affiliate Transaction is fair, from a financial point of view, to the Company or such Restricted Subsidiary.

                  Despite clauses (a) and (b) above, the following shall not be deemed Affiliate Transactions:

                                    (1) any employment agreement entered into by
                  the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with industry practice;

                                    (2) any agreement or arrangement with
                  respect to the compensation of a director or officer of the Company or any Restricted Subsidiary approved by a majority of the Board of Directors of the Company and consistent with industry practice;

                                    (3) transactions between or among the
                  Company and its Restricted Subsidiaries; provided that no more than 10% of the Voting Stock, on a fully diluted basis, of any such Restricted Subsidiary is owned by an Affiliate of the Company (other than a Restricted Subsidiary);

                                    (4) Restricted Payments and Permitted
                  Investments permitted by Section 3.11 (other than Investments in Affiliates that are not the Company or Restricted Subsidiaries);

                                    (5) transactions pursuant to the terms of or
                  performance of any agreement or arrangement as in effect on the date of the Indenture;

                                    (6) transactions pursuant to and any
                  payments under, compliance with, or performance of obligations under, the Williams Intercompany Arrangements;

                                    (7) transactions with respect to wireline or
                  wireless transmission capacity, the lease or sharing or other use of cable or fiber-optic lines, equipment, rights of way or other access rights, between the Company, or any Restricted Subsidiary, and any other Person; provided that, in the case of this clause (7), such transaction complies with clause (a) in the immediately preceding paragraph;

                                    (8) loans, advances or extensions of credit
                  to employees, officers and directors of the Company or any Restricted Subsidiary made in the ordinary course of business and consistent with past practice or in connection with employee benefits agreements or arrangements approved by the Board of Directors of the Company; provided, however, that if the Company or any Restricted Subsidiary makes loans, advances or extensions of credit to employees, officers and directors in excess of $3 million in the aggregate at any one time outstanding, the Board of Directors of the Company must determine that such loans, advances or extensions of credit in excess of $3 million are fair and reasonable to, and in the best interests of, the Company or the Restricted Subsidiary, as the case may be;

                                    (9) the granting or performance of
                  registration rights under any written registration rights agreement approved by the Board of Directors of the Company;

                                    (10) transactions with Persons solely in
                  their capacity as holders of Debt or Capital Stock of the Company or any of its Subsidiaries, where such Persons are treated no more favorably than holders of Debt or Capital Stock of the Company generally;

                                    (11) sales or issuances of Capital Stock,
                  other than Disqualified Stock, in exchange for cash, securities or Property; provided that such transactions comply with clause (a) in the immediately preceding paragraph; and

                                    (12) any agreement to do any of the
                  foregoing.

                  Section 3.18 Repurchase of Notes Upon Change of Control Triggering Event. Within 30 days of both a Change of Control and a Rating Decline (a "CHANGE OF CONTROL TRIGGERING EVENT"), the Company will be required to make an Offer to Purchase all outstanding Notes in accordance with this
Section 3.18 at a price in cash equal to the Change of Control Triggering Event Purchase Price, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date.

A "CHANGE OF CONTROL" means the occurrence of any of the following events:

                                             (A) if any "person" or "group" (as
                  such terms are used in Section 13(d) and Section 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5 (b) (1) under the Exchange Act, other than any one or more of the Permitted Holders, becomes the "BENEFICIAL OWNER" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the total voting power of the Voting Stock of the Company at a time when the Permitted Holders are the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, in the aggregate of a lesser percentage of the total voting power of the Voting Stock of the Company than such other person or group (for purposes of this clause (A), such person or group shall be deemed to beneficially own any Voting Stock of a corporation held by any other corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total voting power of the Voting Stock of such other corporation); or

                                             (B) the sale, transfer, assignment,
                  lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of the Company and the Restricted Subsidiaries, considered as a whole (other than a disposition of such assets as an entirety or virtually as an entirety to one or more Permitted Holders) shall have occurred; or

                                             (C) during any period of two
                  consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election or appointment by such board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

                                             (D) the shareholders of the Company
                  shall have approved any plan of liquidation or dissolution of the Company.

         If the Company makes an Offer to Purchase the Notes in accordance with this Section 3.18, the Company intends to comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act. To the extent that the provisions of any applicable securities laws or regulations conflict with the provisions relating to the Offer to Purchase, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described above by virtue thereof.

                  Section 3.19 Reports. Whether or not the Company is subject to
Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission, unless the Commission will not accept such filing, the annual reports, quarterly reports and other documents which the Company would have been required to file with the

Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were subject to such successor provision, such documents to be filed with the Commission on or prior to the respective dates by which the Company would have been required to file them.

         The Company shall also in any event:

                           (a) within 15 days of each required filing date;

                  o transmit by mail to all Holders, as their names and addresses appear in the security register, without cost to such Holders; provided, that if any such filing is readily available on-line through EDGAR, the Company shall not be obligated to furnish copies of such filing; and

                  o        file with the Trustee,

copies of the annual reports, quarterly reports and other documents, without exhibits, which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Company were subject to such successor provisions; and

                           (b) if filing such documents by the Company with the
Commission is not permitted under the Exchange Act, promptly upon written request, supply copies of such documents, without exhibits, to any prospective Holder.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 3.20 Limitation on Designations of Unrestricted Subsidiaries. The Company will not designate any Subsidiary of the Company, other than a newly created Subsidiary in which no Investment has previously been made, as an "Unrestricted Subsidiary" under the Indenture (a "DESIGNATION") unless:

                           (a) no Default or Event of Default or Reset Event
shall have occurred and be continuing at the time of or after giving effect to such Designation;

                           (b) immediately after giving effect to such
Designation, the Company would be able to Incur $1.00 of Debt under paragraph
(a) of Section 3.08; and

                           (c) The Company would not be prohibited under the
Indenture from making an Investment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "DESIGNATION AMOUNT") equal to the portion (proportionate to the Company's equity interest in such Restricted Subsidiary) of the Fair Market Value of the net assets of such Restricted Subsidiary on such date.

                  In the event of any such Designation, the Company shall be deemed to have made an Investment in the Designation Amount constituting a Restricted Payment pursuant to Section 3.11 for all purposes of the Indenture; provided, however, that, upon a Revocation of any such Designation of a Subsidiary, the Company shall be deemed to continue to have a permanent Investment in an Unrestricted Subsidiary of an amount (if positive) equal to (1) the Company's Investment in such Subsidiary at the time of such Revocation less
(2) the portion (proportionate to the Company's equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such Revocation less (3) any Returned Investment. At the time of any Designation of any Subsidiary as an Unrestricted Subsidiary, such Subsidiary shall not own any Capital Stock of the Company or any Restricted Subsidiary.

                  Neither the Company nor any Restricted Subsidiary shall at any time (x) provide credit support for, or a Guarantee of, any Debt of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Debt); provided that the Company or a Restricted Subsidiary may pledge Capital Stock or Debt of any Unrestricted Subsidiary on a nonrecourse basis such that the pledgee has no claim whatsoever against the Company other than to obtain such pledged Capital Stock or Debt, (y) be directly or indirectly liable for any Debt of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Debt which provides that the holder of such Debt may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Debt, Lien or other obligation of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary), except in the case of clause (x) or (y) to the extent permitted under Section 3.11 and Section 3.17.

                  Unless Designated as an Unrestricted Subsidiary, any Person that becomes a Subsidiary of the Company will be classified as a Restricted Subsidiary; provided, however, that such Subsidiary shall not be designated as a Restricted Subsidiary and shall be automatically classified as an Unrestricted Subsidiary if either of the requirements set forth in clauses (a) and (b) of the immediately following paragraph will not be satisfied immediately following such classification. Except as provided in the first sentence of this Section, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.

                  A Designation may be revoked (a "REVOCATION") by a resolution of the Board of Directors of the Company; provided that the Company will not make any Revocation unless:



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                           (a) no Default or Event of Default or Reset Event
shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

                           (b) all Liens and Debt of such Unrestricted
Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred at such time for all purposes of the Indenture.

                  All Designations and Revocations must be evidenced by resolutions of the Board of Directors of the Company

                  o        certifying compliance with the foregoing provisions,

                  o giving the effective date of such Designation or Revocation, and

                  o delivered to the Trustee within 45 days after the end of the fiscal quarter of the Company in which such Designation or Revocation is made (or, in the case of a Designation or Revocation made during the last fiscal quarter of the Company's fiscal year, within 90 days after the end of such fiscal year).

                  Section 3.21 Existence. Subject to Articles Three and Eight of this Indenture, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of its Restricted Subsidiaries in accordance with the respective organizational documents of the Company and each such Restricted Subsidiary and the rights (whether pursuant to charter, partnership certificate, agreement, statute or otherwise), material licenses and franchises of the Company and each such Restricted Subsidiary, provided that the Company shall not be required to preserve any such right, license or franchise, or the existence of any Restricted Subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole.

                  Section 3.22 Payment of Taxes and Other Claims. The Company will pay or discharge and shall cause each of its Restricted Subsidiaries to pay or discharge, or cause to be paid or discharged, before the same shall become delinquent (a) all material taxes, assessments and governmental charges levied or imposed upon (i) the Company or any such Restricted Subsidiary, (ii) the income or profits of any such Restricted Subsidiary which is a corporation or
(iii) the property of the Company or any such Restricted Subsidiary and (b) all material lawful claims for labor materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any such Restricted Subsidiary; provided that the Company shall not be required to pay of discharge, or cause to be paid or discharged, any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.



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                  Section 3.23 Maintenance of Properties and Insurance. The
Company will cause all properties used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section shall prevent the Company or any such Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of the business of the Company or such Restricted Subsidiary.

                  The Company will provide or cause to be provided, for itself and its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance, with reputable insurers or with the government of the United States of America, or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry in which the Company or such Restricted Subsidiary, as the case may be, is then conducting business.

                  Section 3.24 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not
(1) at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company will expressly waive all benefit or advantage of any such law and (2) hinder, delay or impede the execution of any power granted to the Trustee under this Indenture and will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 3.25 Use of Proceeds. The Company covenants that the proceeds from the issuance of the Notes shall be used to finance all or any part of the cost of construction, installation, acquisition, lease, development or improvement by the Company or any Restricted Subsidiary of any Telecommunications Assets of the Company or any Restricted Subsidiary.

                  Section 3.26 Refinancing of Notes. The Company covenants that it shall, until the Secured Obligations under the Senior Indenture shall have been paid in full, use its reasonable best efforts to refinance the Notes, in whole or in part, in the event a Reset Sale of all or a portion of the Notes is not feasible.



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                                   ARTICLE IV

      REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT; RESET EVENTS

                  Section 4.01 Events of Default. Each of the following constitutes an "EVENT OF DEFAULT":

                           (a) default in the payment of principal of, or
premium, if any, on, any Note when the same becomes due and payable, upon acceleration, redemption or otherwise;

                           (b) default in the payment of interest on any Note
when the same becomes due and payable, and such default continues for a period of 30 days;

                           (c) default in the payment of principal of and
interest on Notes required to be purchased pursuant to an Offer to Purchase under Section 3.18;

                           (d) failure to comply with the requirements of
Article Eight;

                           (e) the Company or any Guarantor defaults in the
performance of or breaches any other covenant or agreement in the Indenture or under the Notes (other than (a), (b) or (c) above) and such default or breach continues for a period of 60 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the outstanding Notes;

                           (f) there occurs a default under the terms of any
instrument evidencing or securing Debt of the Company or any Restricted Subsidiary having an outstanding principal amount of $25 million or its foreign currency equivalent at the time, individually or in the aggregate, which default results in the acceleration of the payment of such indebtedness or constitutes the failure to pay such indebtedness when due (after expiration of any applicable grace period);

                           (g) the rendering of a final judgment or judgments,
not subject to appeal or covered by insurance, against the Company or any Restricted Subsidiary in an aggregate amount in excess of $25 million or its foreign currency equivalent at the time, and which shall not have been waived, satisfied or discharged for a period of 45 consecutive days after the date on which the right to appeal has expired;

                           (h) any Domestic Restricted Subsidiary Guarantee
ceases to be in full force and effect, other than in accordance with the terms of such Domestic Restricted Subsidiary Guarantee, or any Guarantor denies or disaffirms its obligations under its Domestic Restricted Subsidiary Guarantee;

                           (i) a court having jurisdiction in the premises
enters a decree or order for (A) relief in respect of the Company or any of its Significant Subsidiaries in an involuntary



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case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or (C) the winding up or liquidation of the affairs of the Company or any of its Significant Subsidiaries and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                           (j) the Company or any of its Significant
Subsidiaries (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or (C) effects any general assignment for the benefit of creditors; or

                           (k) the occurrence of any of the Reset Events
described in clauses (b) through (i) of Section 4.02.

                  Section 4.02 Reset Events. Each of the following constitutes a "RESET EVENT" for so long as the Issuer is the Holder of any Note or portion thereof if such event occurs prior to the Reset Sale Date:

                           (a) the occurrence of the date that is 180 days prior
to the Issuer Maturity Date (the "INTEREST RATE RESET DATE");

                           (b) the Company or WCL defaults in the performance of
or breaches any covenant or agreement in any Transaction Document to which it is a party and such default or breach continues for a period of 60 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the outstanding Notes;

                           (c) failure by the Issuer duly to observe or to
perform any covenant of the Issuer under any Transaction Document (other than any covenant to make payments under the Transaction Documents or any covenant or agreement in or with respect to the Note Purchase Agreement) to which it is a party, which failure (i) materially adversely affects the rights of the Senior Noteholders and (ii) continues unremedied for a period of 30 days after the earlier of (A) Williams or any of its Affiliates having actual knowledge of such default and (B) the giving of written notice of such failure to the Issuers and Williams by the Indenture Trustee or by any Senior Noteholder;

                           (d) any representation or warranty made by any of the
Company, the Issuer or WCL, as applicable, in any Transaction Document (other than any representation or warranty made in or with respect to the Note Purchase Agreement) or in any other document delivered to the Indenture Trustee pursuant to any Transaction Document (other than the Note Purchase Agreement) shall prove to have been incorrect in any respect which materially adversely affects the rights of the Senior Noteholders when made (or deemed made) and such misrepresentation continues for 30 days after the earlier of (x) Williams or any of its Affiliates having actual knowledge of such default and (y) the giving of written notice of such misrepresentation to the Issuers and Williams by the Indenture Trustee or by any Senior Noteholder;

                           (e) any of the Company, the Issuer or WCL becomes an
investment company required to be registered under the Investment Company Act;

                           (f) a court having jurisdiction in the premises
enters a decree or order for (A) relief in respect of WCL in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCL or for all or substantially all of the property and assets of WCL or (C) the winding up or liquidation of the affairs of WCL and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                           (g) WCL (A) commences a voluntary case under any
applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCL or for all or substantially all of the property and assets of WCL or (C) effects any general assignment for the benefit of creditors;

                           (h) the commencement of any voluntary or involuntary
proceeding under any bankruptcy or insolvency law seeking liquidation, reorganization or other relief with respect to the Issuer;

                           (i) any Transaction Document to which any of the
Company, the Issuer or WCL is a party ceases to be the legally valid and enforceable obligation of the Company, the Issuer or WCL, as the case may be, which cessation (x) materially adversely affects the rights of the Senior Noteholders and (y) continues for 30 days after the earlier of (A) Williams or any of its Affiliates having actual knowledge thereof and (B) the giving of written notice of such cessation to the Issuers and Williams by the Indenture Trustee or by any Senior Noteholder; or

                           (j) the occurrence of any other Event of Default not
referred to above.

                  Section 4.03 Acceleration. If an Event of Default (other than an Event of Default described in clause (i) or (j) of Section 4.01) shall occur and be continuing under the Indenture with respect to the Notes, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders (the "ACCELERATION NOTICE")), may, and the



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Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest on the Notes to be immediately due and payable.
Upon a declaration of acceleration, such principal of, premium, if any, and accrued interest shall be immediately due and payable. In the event of a declaration of acceleration because an Event of Default set forth in clause (e) of Section 4.01 has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to clause (e) of Section 4.01 shall be remedied or cured by the Company or the relevant Domestic Restricted Subsidiary or waived by the holders of the relevant Debt within 60 days after the declaration of acceleration with respect thereto; provided, however, that an Event of Default arising under clause (e) of Section 4.01 by reason of the Company's failure to timely deliver to the Trustee notice of a Default or an Event of Default pursuant to clause (b) of Section 3.05 shall be deemed to be cured if such Default or Event of Default is cured. If an Event of Default specified in clause
(i) or (j) of Section 4.01 occurs with respect to the Company, the principal of, premium, if any, and accrued interest on all the Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  Section 4.04 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

                  Section 4.05 Waiver of Past Defaults. The Holders of at least a majority in principal amount of the outstanding Notes by written notice to the Company and to the Trustee, may waive all past defaults and rescind and annul a declaration of acceleration and its consequences if (1) all existing Events of Default (other than (x) the nonpayment of the principal of, premium, if any, and interest on the Notes that have become due solely by such declaration of acceleration or (y) with respect to a covenant or provision of this Indenture which under Section 7.02 cannot be modified or amended without the consent of the Holders of each outstanding Note affected thereby) have been cured or waived and (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  Section 4.06 Control by Majority. The Holders of at least a majority in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or



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power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of Notes not joining in the giving of such direction and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.

                  Section 4.07 Limitation on Suits. A Holder may not pursue any remedy with respect to the Indenture or the Notes unless:

                                    (i) the Holder gives the Trustee written
                  notice of a continuing Event of Default;

                                    (ii) the Holders of at least 25% in
                  aggregate principal amount of outstanding Notes make a written request to the Trustee to pursue the remedy;

                                    (iii) such Holder or Holders offer the
                  Trustee indemnity satisfactory to the Trustee against any costs, liability or expense;

                                    (iv) the Trustee does not comply with the
                  request within 60 days after receipt of the request and the offer of indemnity; and

                                    (v) during such 60-day period, the Holders
                  of at least a majority in aggregate principal amount of the outstanding Notes do not give the Trustee a direction that is inconsistent with the request.

                  Section 4.08 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium, if any, and interest on the Notes, on or after the respective due dates expressed in the Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

                  Section 4.09 Collection Suit by Trustee. If an Event of Default specified in Section 4.01(a) or (b) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor for the whole amount of principal, premium, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover amounts due the Trustee under
Section 5.08 hereof, including the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.



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                  Section 4.10 Trustee May File Proofs of Claim. The Trustee is
authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.08 hereof. To the extent that the payment of any such compensation, expenses and disbursements of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.08 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 4.11 Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee, its agents and attorneys for amounts due under Section 5.08, including payment of all compensation, expense and liabilities incurred by the Trustee and the costs and expenses of collection;

                  Second: to Holders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any and interest, respectively; and

                  Third: to the Company or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section upon five Business Days prior notice to the Company.




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

                  Section 4.12 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.07 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Notes.

                                   ARTICLE V

                             CONCERNING THE TRUSTEE

                  Section 5.01 Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of a Default and after the curing or waiving of any Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

                           (a) prior to the occurrence of an Event of Default of
which the Trustee has actual notice and after the curing or waiving of all such Events of Default which may have occurred:

                                    (i) the duties and obligations of the
                  Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                    (ii) in the absence of bad faith on the part
                  of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of the facts stated therein);

                           (b) the Trustee shall not be liable for any error of
judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (c) the Trustee shall not be liable with respect to
any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  This Section is in furtherance of and subject to Section 315 and Section 316 of the Trust Indenture Act of 1939.

                  Section 5.02 Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.01:

                           (a) the Trustee may conclusively rely and shall be
protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (b) any request, direction, order or demand of the
Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

                           (c) the Trustee may consult with counsel of its
selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect


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of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (d) the Trustee shall not be liable for any action
taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                           (e) prior to the occurrence of a Default hereunder,
of which the Trustee has actual notice, and after the curing or waiving of all Defaults, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid promptly by the Company upon demand;

                           (f) the Trustee shall not be deemed to have notice of
any Default or Event of Default or Reset Event unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

                           (g) the Trustee may execute any of the trusts or
powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                           (h) the rights, privileges, protections, immunities
and benefits given to the Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  Section 5.03 Trustee Not Responsible for Recitals, Disposition of Notes or Application of Proceeds Thereof. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall



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not be accountable for the use or application by the Company of any of the Notes or of the proceeds thereof.

                  Section 5.04 Trustee and Agents May Hold Notes; Collections, etc. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent. However, subject to Section 5.14 hereof, the Trustee will comply with
Section 310(b) and Section 311 of the Trust Indenture Act of 1939.

                  Section 5.05 Moneys Held by Trustee. Subject to the provisions of Section 10.06 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

                  Section 5.06 Notice of Default. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in Trust Indenture Act of 1939 Section 313(c) notice of the Default or Event of Default within 90 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

                  Section 5.07 Notice of Reset Event. Prior to the payment in full of all Secured Obligations under the Senior Indenture, if any Reset Event occurs and if such Reset Event is actually known to a Responsible Officer of the Trustee, the Trustee shall promptly notify each Holder of the occurrence of such Reset Event.

                  Section 5.08 Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses and disbursements incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense,



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disbursement or advance as may arise from its negligence or bad faith. The
Company agrees to fully indemnify and hold completely harmless each of the Trustee or any predecessor Trustee and their employees, directors and officers for, and to hold them harmless against, any and all loss, damage, claims, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a senior lien to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby subordinated to such senior claim.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.01(i) or Section 4.01(j), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  Section 5.09 Right of Trustee to Rely on Officers' Certificate, etc. Subject to Section 5.01 and Section 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                  Section 5.10 Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.



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                  Section 5.11 Resignation and Removal; Appointment of Successor
Trustee.


                           (a) The Trustee may at any time resign by giving
written notice of resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                           (b) In case at any time any of the following shall
occur:

                                    (i) the Trustee shall fail to comply with
                  the provisions of Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months; or

                                    (ii) the Trustee shall cease to be eligible
                  in accordance with the provisions of Section 5.10 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

                                    (iii) the Trustee shall become incapable of
                  acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may there-



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upon, after such notice, if any, as it may deem proper and prescribe, remove the
Trustee and appoint a successor trustee.

                           (c) The Holders of a majority in aggregate principal
amount of the Notes at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in
Section 6.01 of the action in that regard taken by the applicable Noteholders.

                  If no successor trustee shall have been so appointed and have accepted appointment 30 days after the mailing of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                           (d) Any resignation or removal of the Trustee and any
appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.12.

                  Section 5.12 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.11 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 10.06, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 5.08.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice thereof by first-class mail to the Holders of Notes at their last addresses as they shall appear in the Note Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.11. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.



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                  Section 5.13 Merger, Conversion, Consolidation or Succession
to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or to which the Trustee's assets may be sold, or any corporation resulting from any merger, conversion, consolidation or sale to which the Trustee shall be a party or by which the Trustee's property may be bound, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.10, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 5.14 Preferential Collection of Claims. Reference is made to Section 311 of the Trust Indenture Act of 1939. For purposes of Section 311(b) (4) and (6) of such Act, the following terms shall mean:

                           (a) "CASH TRANSACTION" means any transaction in which
full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                           (b) "SELF-LIQUIDATING PAPER" means any draft, bill of
exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.



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                                   ARTICLE VI

                             CONCERNING THE HOLDERS

                  Section 6.01 Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
5.01 and Section 5.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

                  Section 6.02 Proof of Execution of Instruments and of Holding of Notes; Record Date. Subject to Section 5.01 and Section 5.02, the execution of any instrument by a Noteholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note register or by a certificate of the Registrar thereof. The Company may set a record date for purposes of determining the identity of Holders of Notes entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only Holders of Notes of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

                  Section 6.03 Notes Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Notes which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Section 5.01 and Section 5.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set



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forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination. Notwithstanding the foregoing, Notes owned by the Issuer shall be regarded as outstanding in all cases.

                  Section 6.04 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note the serial number of which is shown by the evidence to be included among the serial numbers of the Notes the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Note. Except as aforesaid any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Note. Any action taken by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all such Notes.

                                  ARTICLE VII

                             SUPPLEMENTAL INDENTURES

                  Section 7.01 Supplemental Indentures Without Consent of Holders. The Company, the Guarantors, if any, and the Trustee may, at any time and from time to time, enter into one or more indentures supplemental to the Indenture without notice to, or the consent of, any Holder:

                                    (i) to evidence the succession of another
                  Person to the Company and the assumption by such successor of the covenants of the Company in the Indenture and the Notes;

                                    (ii) to add to the covenants of the Company,
                  for the benefit of the Holders, or to surrender any right or power conferred upon the Company by the Indenture;

                                    (iii) to add any additional Events of
                  Default;

                                    (iv) to provide for uncertificated Notes in
                  addition to or in place of certificated Notes;

                                    (v) to evidence and provide for the
                  acceptance of appointment under the Indenture of a successor trustee;



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                                    (vi) to secure the Notes;

                                    (vii) to comply with the Trust Indenture Act
                  of 1939;

                                    (viii) to add additional Guarantees with
                  respect to the Notes or to release Guarantors from Domestic Restricted Subsidiary Guarantees as provided by the terms of the Indenture; or

                                    (ix) to cure any ambiguity in the Indenture,
                  to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provision with respect to matters or questions arising under the Indenture;

provided, that such actions shall not adversely affect the interests of the Holders in any material respect.

                  Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company and the Guarantors, if any, in the execution of any supple mental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

                  Section 7.02 Supplemental Indentures With Consent of Holders. Except as provided in the next succeeding paragraphs, this Indenture or the Notes issued hereunder may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Notes), and any existing default or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for such Notes).

                  Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company and the Guarantors (if any), in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this

Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Section 4.05 and Section 4.08 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. With the consent of the Holders of not less than a majority in principal amount of the outstanding Notes, the Company, the Guarantors, if any, and the Trustee may enter into one or more indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Holders; provided that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note:

                                    (i) change the Stated Maturity of the
                  principal of, or any installment of interest on, any such Note, or reduce the principal amount thereof or the interest thereon that would be due and payable upon the Stated Maturity thereof, or change the place of payment where, or the coin or currency in which, any such Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;

                                    (ii) reduce the percentage in principal
                  amount of the outstanding Notes, the consent of whose Holders is necessary for any such supplemental indenture or required for any waiver of compliance with certain provisions of the Indenture or certain Defaults thereunder;

                                    (iii) except as otherwise required by
                  Section 5.08 of this Indenture, subordinate in right of payment, or otherwise subordinate, such Notes to any other Debt;

                                    (iv) except as otherwise required by the
                  Indenture, release any security interest that may have been granted in favor of the Holders of such Notes;



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

                                    (v) reduce the premium payable upon the
                  redemption of any such Note nor change the time at which any such Note may be redeemed;

                                    (vi) reduce the premium payable upon a
                  Change of Control Triggering Event;

                                    (vii) make any change in any Domestic
                  Restricted Subsidiary Guarantee that would adversely affect the Holders of such Notes; or

                                    (viii) modify any provision of this
                  paragraph (except to increase any percentage set forth herein).

                  Neither the Company nor any of its Subsidiaries will, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                  Section 7.03 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 7.04 Documents to Be Given to Trustee; Compliance with TIA. The Trustee, subject to the provisions of Section 5.01 and Section 5.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture is authorized and permitted by the provisions of this Indenture and that all conditions precedent have been satisfied. Every such supplemental indenture shall comply with the TIA.

                  Section 7.05 Notation on Notes in Respect of Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation approved by the Trustee as to form (but not as to substance) as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of



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this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

                                  ARTICLE VIII

                     CONSOLIDATION, MERGER OR SALE OF ASSETS

                  Section 8.01 Consolidation, Merger or Sale of Assets. The Company may not, in a single transaction or a series of related transactions,

                                    (1) consolidate with or merge into any other
                  Person or Persons or permit any other Person to consolidate with or merge into the Company, or

                                    (2) directly or indirectly, transfer, sell,
                  lease, convey or otherwise dispose of all or substantially all its assets to any other Person or Persons,

unless:

                           (a) in a transaction in which the Company is not the
resulting, surviving or transferee Person or in which the Company transfers, sells, leases, conveys or otherwise disposes of all or substantially all of its assets to any other Person, the resulting, surviving or transferee Person (the "SUCCESSOR ENTITY") is organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under the Indenture;

                           (b) immediately before and after giving effect to
such transaction and treating any Debt which becomes an obligation of the Company or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of the transaction, no Default or Event of Default or Reset Event shall have occurred and be continuing;

                           (c) immediately after giving effect to such
transaction and treating any Debt which becomes an obligation of the Company or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Company (or the successor entity to the Company) or such Restricted Subsidiary at the time of the transaction, the Company (or the successor entity to the Company) could Incur at least $1.00 of additional Debt pursuant to paragraph (a) of Section 3.08;

                           (d) if, as a result of any such transaction, Property
of the Company or any Restricted Subsidiary would become subject to a Lien prohibited by the Company in Section

3.13, the Company or the successor entity to the Company shall have secured the Notes as required by said covenant; and

                           (e) in the case of a transfer, sale, lease,
conveyance or other disposition of all or substantially all of the assets of the Company, such assets shall have been transferred as an entirety or virtually as an entirety to one Person and such Person shall have complied with all the provisions of this Section.

                  Section 8.02 Successor Corporation Substituted.

                           (a) Upon any consolidation or merger, or any sale,
assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 8.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer, except in the case of a lease, instead to the successor corporation), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

                           (b) Notwithstanding the foregoing, (1) a
consolidation or merger by the Company with or into, or (2) the sale, assignment, transfer, lease, conveyance or other disposition by the Company of all or substantially all of its property or assets to, one or more of its Subsidiaries shall not relieve the Company from its obligations under this Indenture and the Notes.

                           (c) Notwithstanding the foregoing, but subject to
Section 8.01(2)(a) and (b), the Company may merge or consolidate with or into any Restricted Subsidiary.

                  Section 8.03 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Section 5.01 and Section 5.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, sale, transfer, lease, exchange or other disposition complies with the applicable provisions of this Indenture.

                                   ARTICLE IX

                               REDEMPTION OF NOTES

                  Section 9.01 Right of Optional Redemption; Prices. The Company may redeem all or part of the Notes at any time upon not less than 30 nor more than 60 days' notice at the applicable Make-Whole Price.




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

                  Section 9.02 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Notes to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Notes at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

                  The notice of redemption to each such Holder shall identify the Notes to be redeemed (including the CUSIP number) and shall specify the principal amount of each Note held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Note is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

                  The notice of redemption of Notes to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  No later than 10:00 a.m. on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money sufficient to redeem on the redemption date all the Notes so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Company will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Notes to be redeemed.

                  If less than all the Notes are to be redeemed, the Trustee shall select, either pro rata, by lot or by any other method it shall in its sole discretion deem fair and appropriate, Notes to be redeemed in whole or in part; provided that no Note of $1,000 in principal amount or less shall be redeemed in part. The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.



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                  Section 9.03 Payment of Notes Called for Redemption. If notice of redemption has been given as above provided, the Notes or portions of Notes specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to said date) interest on the Notes or portions of Notes so called for redemption shall cease to accrue and, except as provided in Section 5.05 and Section 11.06, such Notes shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Notes at a place of payment specified in said notice, said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Notes registered as such on the relevant Regular Record Date subject to the terms and provisions of Section 2.04 hereof.

                  If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note.

                  Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Note so presented.

                  Section 9.04 Exclusion of Certain Notes from Eligibility for Selection for Redemption. Notes shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

                  Section 9.05 Special Redemption Notice to the Issuer and Indenture Trustee Under Senior Indenture. Notwithstanding any other provision of this Indenture, for so long as the Issuer is the Holder of any Note or portion thereof, the Company agrees to provide to the Issuer and the Indenture Trustee under the Senior Indenture on any redemption date (i) a written notice of the Company specifying that the amounts deposited into the Indenture Redemption Account with respect to such redemption are to fund an Early Redemption and (ii) an Officer's Certificate (as defined in the Senior Indenture) of the Company certifying that such redemption amounts



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deposited into the Indenture Redemption Account in respect of the Early
Redemption Price represent cash from Permitted Redemption Sources, all in accordance with the provisions of Section 14.01(c) of the Senior Indenture; and no redemption shall be effective until the requirements of this Section 9.05 have been fulfilled.

                                    ARTICLE X

                       DEFEASANCE AND COVENANT DEFEASANCE

                  Section 10.01 Company's Option to Effect Defeasance or Covenant Defeasance. The Company may at its option by a Board Resolution, at any time following the satisfaction and discharge of the Senior Indenture, elect to have either Section 10.02 or Section 10.03 applied to the outstanding Notes upon compliance with the conditions set forth below in this Article Ten.

                  Section 10.02 Legal Defeasance and Discharge. Upon the Company's exercise under Section 10.01 hereof of the option applicable to this Section, the Company shall be deemed to have been discharged from any and all Obligations with respect to all outstanding Notes (and any Guarantor will be discharged from any and all Obligations in respect of its Subsidiary Guarantee) on the date which is the 123rd day after the deposit referred to in Section 10.04(a); provided that all of the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Debt represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 10.05 hereof and the other Sections of this Indenture referred to in clauses (1) and (2) of this Section, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 10.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (2) the Company's obligations with respect to such Notes under Sections 2.01, 2.02, 2.05, 2.06, 2.07, 2.09, 2.11, 3.01, 3.02, 3.04, 9.01, 10.05 and 10.07 hereof, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 5.08 hereof, and (4) the Company's obligations in connection therewith and with this Article Ten. Subject to compliance with this Article Ten, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under
Section 10.03 hereof with respect to the Notes.

                  Section 10.03 Covenant Defeasance. Upon the Company's exercise under Section 10.01 hereof of the option applicable to this Section, the Company shall be released from its obligations under the covenants contained in Section
3.08 through Section 3.18, Section 3.20 and clauses (c), (d) and (e) of Section
8.01 hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Notes shall thereafter be deemed not outstanding for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed outstanding for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 4.01(c) or 4.01(d) hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

                  Section 10.04 Conditions to Legal or Covenant Defeasance. The following shall be the conditions to application of either Section 10.02 or
Section 10.03 hereof to the outstanding Notes:

                           (a) the Company has deposited with the Trustee, in
trust, money and/or U.S. Government Obligations that through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of, premium, if any, and accrued interest, on the Notes on the Stated Maturity of such payments in accordance with the terms of the Indenture and the Notes;

                           (b) in the case of an election under Section 10.02
hereof, the Company has delivered to the Trustee (1) either (x) an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Article Ten and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, which Opinion of Counsel must be based upon (and accompanied by a copy of) a ruling of the Internal Revenue Service to the same effect unless there has been a change in applicable Federal income tax law after the date of this Indenture such that a ruling is no longer required or (y) a ruling directed to the Trustee received from the Internal Revenue Service to the same effect as the aforementioned Opinion of Counsel and (2) an Opinion of Counsel to the effect that the creation of the defeasance trust does not violate the Investment Company Act of 1940 and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of Section 547 of the United States Bankruptcy Code or
Section 15 of the New York Debtor and Creditor Law;

                           (c) in the case of an election under Section 10.03
hereof, the delivery by the Company to the Trustee of (1) an Opinion of Counsel to the effect that, among other things, the Holders will not recognize income, gain or loss for Federal income tax purposes as a




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result of such deposit and defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (2) an Opinion of Counsel to the effect that the creation of the defeasance trust does not violate the Investment Company Act of 1940 and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of
Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law;

                           (d) immediately after giving effect to such deposit
on a pro forma basis, no Event of Default, or event that after the giving of notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit, and such deposit shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which the Company is bound;

                           (e) if at such time the Notes are listed on a
national securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Notes will not be delisted as a result of such deposit, defeasance and discharge;

                           (f) the Company shall have delivered to the Trustee
an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 10.02 or 10.03 hereof was not made by the Company with the intent of preferring the Holders of the Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                           (g) the Company shall have delivered to the Trustee
an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under
Section 10.02 or the Covenant Defeasance under Section 10.03 (as the case may be) have been complied with as contemplated by this Section.

                  Section 10.05 Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions. Subject to Section 10.06 hereof, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 10.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as paying agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal of, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 10.04 hereof or the principal and interest received in respect thereof other



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than any such tax, fee or other charge which by law is for the account of the
Holders of the outstanding Notes.

                  Anything in this Article Ten to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or U.S. Government Obligations held by it as provided in Section 10.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 10.04(a) hereof), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

                  Section 10.6 Repayment to Company. Any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as Trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 10.07 Reinstatement. If the Trustee or paying agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 10.02 or 10.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.02 or 10.03 hereof until such time as the Trustee or paying agent is permitted to apply all such amounts in accordance with Section 10.02 or 10.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Note to receive such payment from the amounts held by the Trustee or paying agent.



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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  Section 11.01 Incorporators, Stockholders, Officers, Directors, Employees and Controlling Persons of Company Exempt from Individual Liability. No recourse for the payment of the principal of, premium, if any, or interest on any of the Notes or any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in this Indenture, or in any Note, or because of the creation of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director, employee or controlling person, as such, of the Company or of any successor Person, either directly or through the Company or any successor Person, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders thereof and as part of the consideration for the issue of the Notes.

                  Section 11.02 Provisions of Indenture for the Sole Benefit of Parties and Holders. Nothing in this Indenture or in the Notes, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Notes, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Notes.

                  Section 11.03 Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 11.04 Notices and Demands on Company, Trustee and Holders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to One Williams Center, MD 26-1, Tulsa, Oklahoma, Attention: Chief Financial Officer, with a copy to the office of General Counsel. Any notice, direction, request or demand by the Company or any Noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

                  Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Note Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. The Trustee



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may waive notice to it of any provision herein, and such waiver shall be deemed to be for its convenience and discretion. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 11.05 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.


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                  Any certificate, statement or opinion of an officer of the
Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

                  Section 11.06 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Notes or the date fixed for redemption of any Note shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

                  Section 11.07 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Section 310 to Section 317, inclusive, of the Trust Indenture Act of 1939 (an "INCORPORATED PROVISION"), such incorporated provision shall control.

                  Section 11.08 New York Law to Govern. This Indenture and each Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes including the obligations of the Company and any Guarantor and the rights of Holders of the Notes arising out of or in connection with the Notes, including the obligations of the Company and any Guarantor to pay all principal, interest or other amounts payable under the Indenture and such Note, will be governed by and shall be construed in accordance with the laws of said State, without giving effect to the conflict of laws provisions thereof, except as may otherwise be required by mandatory provisions of law.

                  Section 11.09 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  Section 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.




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                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of March 28, 2001.

                                             WILLIAMS COMMUNICATIONS
                                             GROUP, INC.,  as Issuer


                                             By:  /s/ HOWARD S. KALIKA
                                                --------------------------------
                                             Name: Howard S. Kalika
                                             Title: Vice President


                                             UNITED STATES TRUST COMPANY OF NEW
                                             YORK,
                                                 as Trustee


                                             By: /s/ LOUIS P. YOUNG
                                                --------------------------------
                                             Name:  Louis P. Young
                                             Title: Vice President